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                            ASSET PURCHASE AGREEMENT

                                     between

                       CAPE ENVIRONMENTAL MANAGEMENT, INC.
                                    ("Buyer")

                                       and

                        CET ENVIRONMENTAL SERVICES, INC.
                                   ("Seller")








                            Dated as of March 8, 2000



================================================================================

                                TABLE OF CONTENTS


                                                                                       Page
                                                                                       ----
RECITALS ......................................................................           1

ARTICLE I DEFINITIONS .........................................................           1

ARTICLE II PURCHASE AND SALE OF ASSETS ........................................           4

    2.1   Purchase and Sale of Assets .........................................           4
    2.2   Excluded Assets .....................................................           4
    2.3   Accounts Receivable .................................................           5

ARTICLE III ASSUMPTION OF LIABILITIES .........................................           5

    3.1   Assumption of Liabilities ...........................................           5

ARTICLE IV CLOSING ............................................................           6

    4.1   Purchase Price and Payment ..........................................           6
    4.2   Execution ...........................................................           7
    4.3   Closing .............................................................           8
    4.4   Costs ...............................................................           8
    4.5   Taxes and Fees ......................................................           8
    4.6   Prorations ..........................................................           8
    4.7   Loss, Destruction, Condemnation, or Damage ..........................           8
    4.8   Purchase Price Adjustment ...........................................           8
    4.9   Economic Closing Date ...............................................           8

ARTICLE V SELLER'S REPRESENTATIONS AND WARRANTIES .............................           9

    5.1   Corporate Organization ..............................................           9
    5.2   Qualification to do Business Corporate Authority ....................           9
    5.3   Conflicting Agreements, Governmental Consents .......................           9
    5.4   Actions, Suits, Proceedings .........................................           9
    5.5   Title to Equipment ..................................................           9
    5.6   Brokers and Finders .................................................           9
    5.7   No Overbillings .....................................................           9
    5.8   No Unpaid Vendors ...................................................           9

ARTICLE VI BUYER'S REPRESENTATIONS AND WARRANTIES .............................          10

    6.1   Corporate Organization ..............................................          10
    6.2   Qualification to do Business, Corporate Authority ...................          10
    6.3   Conflicting Agreements, Governmental Consents .......................          10
    6.4   Brokers and Finders .................................................          10
    6.5   Actions, Suits, Proceedings .........................................          10

ARTICLE VII CONDITIONS OF BUYER TO CLOSE ......................................          10

    7.1   Applicable Approvals ................................................          10
    7.2   Contract Estoppel Certificate .......................................          10
    7.3   Lease Estoppe1 Certificate ..........................................          11
    7.4   Novation of Specific Contracts ......................................          11
    7.5   Non-Competition Agreement ...........................................          11
    7.6   Representations and Warranties ......................................          11
    7.7   No Adverse Change ...................................................          11
    7.8   Observance and Performance ..........................................          11
    7.9   Officer's Certificate ...............................................          11

    7.10  Copies of Documents ..................................................         11
    7.11  Deliveries on or prior to the Closing ................................         11

ARTICLE VIII CONDITIONS OF SELLER TO CLOSE .....................................         12

    8.1  Representations and Warranties ........................................         12
    8.2  Observance and Performance ............................................         12
    8.3  Officer's Certificate .................................................         12
    8.4  Notices ...............................................................         12
    8.5  Regulatory Approvals ..................................................         12
    8.6  Qualification To Do Business ..........................................         12
    8.7  No Legal Actions ......................................................         12
    8.8  Deliveries On or Prior to the Closing .................................         12

ARTICLE IX OPERATION OF BUSINESS PRIOR TO CLOSING; COOPERATION .................         13

    9.1  Maintenance of Business and Assets ....................................         13
    9.2  Revenue, Billing, Costs ...............................................         13
    9.3  No Disposition of Assets or Additional Liens ..........................         13
    9.4  Consent to Assignment .................................................         13
    9.5  Cooperation ...........................................................         13
    9.6  Inspection Rights .....................................................         13
    9.7  Non-Solicitation ......................................................         14

ARTICLE X POST-CLOSING TRANSITIONAL MATTERS ....................................         14

   10.1  Post-Closing Inspection Rights ........................................         14
   10.2  Receivables ...........................................................         14
   10.3  Transfer of Contracts .................................................         14
   10.4  Office Space and Temporary Employment .................................         14
   10.5  Transferred Employees .................................................         14
   10.6  Further Assurances; Attorney-in-Fact ..................................         15

ARTICLE XI TERMINATION OF AGREEMENT ............................................         15

   11.1  Mutual Consent ........................................................         15
   11.2  Breach of Agreement ...................................................         15
   11.3  Government Action .....................................................         15
   11.4  Buyer's Determination .................................................         15

ARTICLE XII INDEMNIFICATION ....................................................         15

   12.1  Seller's Indemnification ..............................................         15
   12.2  Buyer's Indemnification ...............................................         16
   12.3  Survival of Indemnification ...........................................         16

ARTICLE XIII GENERAL PROVISIONS ................................................         16

   13.1  Entire Agreement ......................................................         16
   13.2  Assignments ...........................................................         16
   13.3  Severance .............................................................         17
   13.4  Successors ............................................................         17
   13.5  Headings ..............................................................         17
   13.6  Counterparts ..........................................................         17
   13.7  Amendments and Waiver .................................................         17
   13.8  Covenant of Further Assurances ........................................         17
   13.9  Survival of Representations and Warranties ............................         17
   13.10 Public Announcement ...................................................         17
   13.11 Governing Law .........................................................         17
   13.12 Resolution of Disputes ................................................         17

   13.13     Notices ..............................................................      18
   13.14     Knowledge of the Parties .............................................      18

EXHIBIT A (ASSET INVENTORY DETAIL) ................................................      20

EXHIBIT B (ASSUMED CONTRACTS) .....................................................      21

EXHIBIT C (ACCRUED VACATION) ......................................................      22

EXHIBIT D (EMPLOYEES WITH CONTINUED EMPLOYMENT) ...................................      23

EXHIBIT E (NON-COMPETITION AGREEMENT) .............................................      25

EXHIBIT F (BILL OF SALE) ..........................................................      26

                            ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is dated as of this 8th day of March, 2000, and is to become effective at 12:01 a.m. on Closing Date, by and between Cape Environmental Management, Inc., a Georgia corporation ("Buyer"), and CET Environmental Services, Inc., a California corporation ("Seller").

                                    RECITALS

     WHEREAS, Seller is engaged in the business of hazardous, toxic, and radiological waste remediation, both as a prime contractor and as a subcontractor, pursuant to various contracts with governmental agencies and with private sector companies (the "Business");

     WHEREAS, Seller desires to transfer to Buyer and Buyer desires to acquire from Seller, as permitted by and in accordance with applicable law, certain federal and commercial environmental remediation contracts entered into by Seller in the ordinary course of Seller's Business; and

     WHEREAS, Seller desires to sell and Buyer desires to purchase all those assets of Seller involved in the performance of such contracts, and to hire those employees of Seller who are involved in the performance of such contracts, on the terms and subject to the conditions of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual covenants and conditions contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 "Affiliate" shall mean any Person which controls, is controlled by, or is under common control with a party to this Agreement whether through the ownership of voting securities or by contract or otherwise.

     1.2 "Assets" shall mean the Lease, the Equipment, the Contracts and the Related Intangibles.

     1.3 "Assumed Contract" shall mean a Contract actually assigned by Seller to Buyer pursuant to this Agreement.

     1.4 "Assumed Lease" shall mean the Lease, once it has been actually assigned by Seller to Buyer pursuant to this Agreement.

     1.5 "Assumed Liabilities" shall have the meaning assigned such term in
Section 3.1.

     1.6 "Bids and Proposals" shall mean all bids and proposals prepared or submitted by Seller with respect to work, projects or contracts which Seller would be prohibited from competing for under the terms of the Non-Competition Agreement.

     1.7 "Books and Records" shall mean all books, records (including, but not limited to all bills, billing records, ledgers and accounts), data, plans, manuals, computer software, computer tapes, computer systems, computer disks, computer programs, source codes and object codes containing any information, pertaining directly or indirectly to the Assets and related licenses, and all rights of Seller to retrieve data and other information pertaining directly or indirectly to the Assets from third parties, whether now existing or hereafter arising.

     1.8 "Business" shall have the meaning assigned to such term in the background section.

     1.9 "Buyer" shall have the meaning assigned such term in the background section.

     1.10 "Closing" shall have the meaning assigned such term in Section 4.3.

     1.11 "Closing Date" shall mean the date of the Closing.

     1.12 "Commercial Contracts" shall mean all contracts between Seller and third parties for environmental and other services provided by Seller including, but not limited to, the contracts listed on Exhibit "B" attached hereto and made a part hereof by this reference, but not including the Government Contracts or the Excluded Contracts.

     1.13 "Contracts" shall mean the Government Contracts and the Commercial Contracts.

     1.14 "Covenant Payment" shall have the meaning assigned such term in
Section 4.1.

     1.15 [Intentionally omitted].

     1.16 "Employees" shall mean all the employees of Seller listed on Exhibit "D" attached hereto and made a part hereof.

     1.17 "Encumbrances" shall mean material defects of title, such as any mortgage, pledge, lien, security interest, lease, charge, encumbrance, encroachment, covenant, condition, restriction, objection or joint ownership.

     1.18 "Environmental Law" shall mean any applicable federal, state or local law, rule, order, regulation, statute or decree of any executive, legislative, regulatory, administrative, judicial or other governmental authority regulating, relating to or imposing liability or standards of conduct concerning the protection of human health or the environment which is in effect and binding upon any Company as of the Closing Date. For the sake of clarity, "Environmental Law" includes the record keeping, disclosure, notification, and reporting requirements contained in such Environmental Law respecting Hazardous Substances.

     1.19 "Environmental Liabilities and Costs" shall mean all claims, losses, assessments, judgements, costs, expenses (including reasonable fees and expenses of attorneys and experts including but not limited to, those incurred in connection with the defense or prosecution of any indemnifiable claim and those incurred in connection with the enforcement of this provision), obligations, responsibilities, liabilities, debts and damages sustained by Buyer prior to any reimbursement therefor as a result of or arising from a breach by Seller of any Environmental Law.

     1.20 "Equipment" shall mean all machinery, furniture, fixtures and equipment in the Tustin, California, and San Antonio, Texas, office and such equipment of Seller purchased or leased by Seller for use in the performance of its obligations under the Contracts, including generally various vehicles, environmental clean-up and technical equipment and supplies and thermal oxidizers, whether located in the Tustin, California, or San Antonio, Texas, offices, or elsewhere, including, but not limited to, all those items listed on Exhibit "A" attached hereto and made a part hereof.

     1.21 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.


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


     1.22 "Escrow Agent" shall mean the person or entity serving as escrow agent under the Escrow Agreement.

     1.23 "Escrow Agreement" shall mean the escrow agreement to be entered into at Closing for deposit and subsequent disbursement of the Holdback.

     1.24 "Excluded Assets" shall have the meaning assigned such term in Section 2.2.

     1.25 "Excluded Contracts" shall mean all contracts or agreements between Seller and the Federal Environmental Protection Agency or any state environmental protection agency, all existing contracts relating to water and wastewater treatment (other than groundwater remediation), the Bureau of Reclamation contract (BOA No. 98-CO-40-00lB) and all of those contracts between Seller and Remediation Financial, Inc. and its affiliates (collectively, "RFI") for remediation services at a former explosives manufacturing site in Hercules, California, and for infrastructure construction and remediation services at an old ammunitions facility located in north Los Angeles County, California contiguous to the Newhall Land & Farming developments.

     1.26 "Government Contracts" shall mean all federal, state, municipal, local and other governmental contracts for environmental and other services provided by Seller including, but not limited to, the contracts listed on Exhibit "B" attached hereto and made a part hereof by this reference, but not including the Commercial Contracts or the Excluded Contracts.

     1.27 "GAAP" shall mean generally accepted accounting principles.

     1.28 "Goodwill" shall mean the goodwill of Seller associated with the Assumed Contracts, including, but not limited to Seller's customer and project lists (other than customer and project lists relating to Excluded Contracts or to prospective customers or projects not covered by the Non-Competition Agreement).

     1.29 "Governmental Body" shall mean any domestic or foreign national, state, multi-state or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising any regulatory or taxing authority thereunder, including but not limited to any branch of the armed forces of the United States.

     1.30 "Hazardous Substances" shall mean (A) any "hazardous substance" "pollutant" or "contaminant" as defined in Section 101(14) and (33) of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), 42 U.S.C. Section 9601(14) and (33) or 40 C.F.R. Part 302 (B) any pollutant, hazardous waste or hazardous substance as those terms are defined in and within the context used under any applicable state or local law and (C) oil as defined under the Clean Water Act Section 31l(a)(l).

     1.31 "Holdback" shall have the meaning set forth in Section 4.3.

     1.32 "Independent Accounting Firm" shall mean a certified public accountant or firm of certified public accountants which is sufficiently independent, under applicable rules, to render an opinion on the financial statements of either Seller or Buyer.

     1.33 "Knowledge" shall have the meaning set forth in Section 13.14.

     1.34 "Lease" shall mean the Commercial Office Lease between Seller, as tenant, and Johnie B. Clouse, as landlord, for 18,490 square feet located in Tustin, California, with a lease term running from April 15, 1999 to April 14, 2002.

     1.35 "Material Adverse Effect" shall mean a material adverse effect on the Seller.

     1.36 "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, trust, association, unincorporated organization, other entity or Governmental Body.

     1.37 "Pro Rata Share" shall mean that percentage or fraction of the Holdback or the Covenant Payment, as the case may be, as equals the percentage or fraction that the Purchase Price allocable at Closing to Assumed Contracts bears to the total Purchase Price allocable to Contracts under this Agreement.

     1.38 "Purchase Price" shall have the meaning set forth in Section 4.1.

     1.39 "Relate Intangibles" shall mean Bids and Proposals, Books and Records and Goodwill.

     1.40 "Release" shall mean when used as a noun, any releases, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the environment (including, without limitation, ambient air, surface water, groundwater, and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property, and when used as a verb, the occurrence of any Release.

     1.41 "Seller" shall have the meaning assigned such term in the background section.

     1.42 "Taxes" shall mean any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimate, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto.

     1.43 "Tax Return" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     1.44 "Transferred Employees" shall have the meaning set forth in Section 10.5.

                                   ARTICLE II
                           PURCHASE AND SALE OF ASSETS

     2.1 Purchase and Sale of Assets. Subject to the terms and conditions of this Agreement, Seller agrees to sell, transfer, and convey to Buyer, and Buyer agrees to purchase from Seller, all or a portion of the Assets as more particularly hereinafter described. Buyer's obligation to purchase, and Seller's obligation to sell, the Assets is dependent, in part, on whether the approvals of third parties can be obtained for the assignment of each of the Contracts. It is Buyer's intention to purchase, and Seller's intention to sell, each Contract that can be assigned with all requisite approvals, together with the related Equipment. If a required approval cannot be obtained for any particular Contract, then such Contract will not be purchased and the Purchase Price will be adjusted appropriately, as described in Section 4.1. The Assets shall be transferred together with all supporting documentation, including but not limited to, backlog, including outstanding proposals, as of the Closing Date and specifically designated on Exhibit "B," the "Assumed Contracts." The supporting documentation shall include any and all accounting records and files and all other records relating to the Assumed Contracts. The Assumed Contracts will be assigned to Buyer. Seller will transfer to Buyer the Assets in accordance with this Agreement free and clear of all liens, claims, security interests, encroachments, and Encumbrances.

     2.2 Excluded Assets. The following assets are excluded from the Asset purchase:

          (a) Cash and cash equivalents.

          (b) Excluded Contracts. If, within one year after the Closing, Seller should decide to sell or assign any of the Excluded Contracts, Buyer will have the exclusive right, for a period of not less than two weeks after receipt of written notice from Seller of its intention to sell or assign such Excluded Contract together with all supporting written data relating to such Excluded Contract, to negotiate with Seller for the purchase of such Excluded Contract in whole or in part. If Seller and Buyer are unable to agree upon a mutually satisfactory purchase arrangement for the Excluded Contract within such two-week period, or should Buyer waive its exclusive negotiating right in writing, Seller will have the right to negotiate with others for the sale or assignment of the Excluded Contract. The foregoing right of Buyer to receive notification and to negotiate with Seller for the purchase of any Excluded Contract shall not apply to any contract with the Federal Environmental Protection Agency. For purposes of this subsection 2.2(b) only, Excluded Contracts shall be deemed to include any Contract that Seller did not assign to Buyer because the requisite third party approval could not be obtained.

          (c) All rights of Seller to any deposits, payment or performance bonds or retainage (when released) with regard to the Assumed Contracts, with the exception of rent deposits or prepaid rent on the Assumed Lease which shall transfer to the Buyer upon closing.

          (d) All properly booked accounts, notes, and other receivables arising from the operation of the Business through and including the Closing.

          (e) All corporate charters, qualifications to conduct business as a foreign corporation, taxpayer, and other identification numbers, general ledgers, tax returns, seals, minute books, stock transfer books, and similar documents relating to the organization, maintenance, and existence of Seller.

          (f) All rights of Seller under this Agreement including, but not limited to, the Purchase Price.

     2.3 Accounts Receivable. Buyer acknowledges that no accounts, notes, or other receivables existing at or prior to the Closing are being transferred under this Agreement, but instead such receivables shall continue to be the property of the Seller. Seller agrees to deliver to Buyer at the Closing a complete and accurate listing of all such accounts, notes and other receivables. Buyer agrees immediately to send to Seller, without set-off or contribution, any collections on such receivables received by Buyer following the Closing, unless the payer has been overbilled by Seller in which case Buyer may apply such collection to outstanding receivables owed by such payer to Buyer. In the event there is no designation by a payer making a payment to Buyer after the Closing of the specific receivable to be paid, and there exists no other reason why such payment would not be made to Seller (e.g. the payer has been over-billed by Seller) such payment shall be applied first to any outstanding receivables owed by such payer to Seller at or prior to the Closing. Otherwise, such payment shall be applied to outstanding receivables owed by such payer to Buyer.

                                   ARTICLE III
                            ASSUMPTION OF LIABILITIES

     3.1 Assumption of Liabilities. Subject to the terms and conditions of this Agreement, Buyer shall at the Closing, defined below in Section 4.3, assume and pay, perform, and discharge in accordance with their terms only the following obligations and liabilities of Seller (the "Assumed Liabilities"):

          (a) liabilities under the Assumed Contracts and the Assumed Lease arising after the Closing, and obligations of Seller under the Assumed Contracts and the Assumed Lease to be performed after the Closing in accordance with their respective terms or otherwise in the ordinary course of business (other than in respect of breaches, violations or defaults occurring prior to and including the Closing).

          (b) all liabilities under the Assumed Contracts which are Government Contracts arising at or before the Closing to the extent provided in any novation agreement with the U.S. government relating to such Government Contract, subject however, to Buyer's indemnification rights against Seller for liabilities arising under such Government Contracts at or before the Closing, notwithstanding this subsection.

          (c) any accrued and unpaid vacation obligations (including the associated payroll tax withholdings) through and including the Closing as shown on Exhibit "C" for the Transferred Employees. These liabilities will be subtracted from the Purchase Price described in section 4.1(a). The actual amount to be deducted will be determined based on accrued vacation pay information provided to Buyer by Seller at or before Closing regarding the Transferred Employees and verified by Buyer as accurate.

     To the extent the Assumed Liabilities include payment or performance bonds or surety bonds posted by Seller with respect to any Assumed Contracts to be acquired, or retainage payable to Seller which has yet to be paid under the Assumed Contracts, Buyer will replace the bonds as of the Closing and Buyer will pay the retainage to Seller, when, as and to the extent received by Buyer (subject to Buyer's rights of setoff and reimbursement for any liabilities of Seller under the Assumed Contracts to which such retainage relates that Buyer actually pays, performs or incurs). If any portion of the retainage is not released to Buyer because of Buyer's failure to perform in accordance with the terms of the Assumed Contracts, then Buyer will pay to Seller from Buyer's own funds the amount of such retainage so withheld. Buyer shall provide Seller with reasonable evidence of Seller's failure to perform in accordance with the Assumed Contracts before withholding any retainage from Seller. If Seller furnishes Buyer at Closing with an estoppel certificate signed by the other contract party under any Assumed Contract involving retainage which states that Seller is not in default under such Assumed Contract and that such other contract party has no then known claims or setoff rights against the retainage, it shall be presumed that Seller is entitled to receive the retainage as and when paid to Buyer, and Buyer shall have the burden of proof to overcome such presumption in any dispute or proceeding between the parties relating to the retainage.

                                   ARTICLE IV
                                     CLOSING

     4.1 Purchase Price and Payment. In consideration of Seller's sale, assignment, and transfer of the Assets and its performance of all the terms, covenants, and provisions of this Agreement, Buyer shall pay to Seller at the Closing up to, but not exceeding, Two Million Dollars ($2,000,000.00) (the "Purchase Price"), subject to adjustment as hereinafter provided, payable by wire transfer, cashier's check, or immediately available funds. In consideration of Seller's execution and delivery of the non-competition agreement, Buyer shall pay to Seller at the Closing the Pro Rata Share of One Hundred Thousand Dollars ($ 100,000.00) (the "Covenant Payment"), subject to adjustment as hereinafter provided, payable by wire transfer, cashier's check or immediately available funds. The foregoing payments shall be reduced by any liabilities Buyer assumes for the vacation accrued by Seller's employees under Section 3.1(c) (including associated payroll tax liabilities) and by any adjustments required to be made pursuant to Section 4.8. The actual Purchase Price to be paid shall be the aggregate of the amounts allocated to the Assets (as set forth below) that are actually purchased by Buyer as follows:

          (a) The payment amount listed in this section 4.1(a) for each of the Assumed Contracts shall be due following its novation and assignment (or following its assignment in the case of Commercial Contracts) at the Closing is as follows:


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


Assumed Contract                                       Payment Amount:
----------------                                       ------- ------
Worldwide Full Service Environmental                   Four Hundred Thousand Dollars
Remedial Actions, F41624-97-D-8010                     ($400,000.00)

Pre-Placed Remedial Action Contract,                   Four Hundred Thousand Dollars
(PRAC)DACA45-97-D-0022                                 ($400,000.00)

Seattle MARC Contract, DACW67-99-D-1008:               One Hundred Fifty Thousand Dollars
                                                       ($150,000.00)

METRIC Contract, F04699-97-D-0024                      Zero Dollars ($0.00)

Lasmo Oil & Gas Contract                               Thirty Thousand Dollars
                                                       ($30,000.00)

KDC-OC, LLC (Koll) Contract                            Thirty Thousand Dollars
                                                       ($30,000.00)

GATX Contract                                          Twenty Thousand Dollars
                                                       ($20,000.00)

Paramount Petroleum Contract                           Twenty Thousand Dollars
                                                       ($20,000.00)

All Other Commercial Contracts and Clients             Zero Dollars ($0.00)

Montgomery Watson AFCEE Subcontract:                   Zero Dollars ($0.00)

Foster Wheeler South West Division RACII               Zero Dollars ($0.00)
Subcontract:

Stone and Webster TERC Subcontract                     Zero Dollars ($0.00)

All other Government Contracts and Clients             Zero Dollars ($0.00)

          (b) The payment amount listed in this section 4.1(b) for the other Assets is as follows:

Equipment                                              Nine Hundred Thousand Dollars
                                                       ($900,000.00)

Related Intangibles                                    Fifty Thousand Dollars ($50,000.00)

     The Purchase Price payment due at Closing will be reduced by the accrued vacation liability as contemplated in section 3.1(c) (including the associated payroll tax withholding). The Purchase Price payment due at Closing will also be reduced by the Pro Rata Share of the Holdback as provided in Section 4.3. The Purchase Price payment due at Closing will also be reduced by the amount allocable to any Equipment not purchased by Buyer, as agreed to by Buyer and Seller. No portion of the Purchase Price is being allocated to the Assumed Lease.

     4.2 Execution. Upon the finalization of this Agreement, Buyer and Seller shall simultaneously execute two originals of this Agreement and transmit to the other party via facsimile the "signature pages" of this Agreement. One original signature page of this Agreement shall then be transferred to the other party via overnight priority delivery.

     4.3 Closing. Subject to the conditions to Closing and the rights to terminate this Agreement, the Closing of the Asset purchase (the "Closing") shall take place as soon as possible following the execution of this Agreement at a mutually agreeable date and time between March 10, 2000, and March 24, 2000, subject to extension by mutual agreement of the parties. At the Closing, Buyer shall deliver a cashier's check or other immediately available funds or wire transfer funds for the Purchase Price payment to an account designated by Seller, and Seller shall transfer to Buyer the Related Intangibles, the signed Non-Competition Agreement, and the Assumed Contracts, which shall include, at a minimum, either or both of the Pre-Placed Remedial Action Contract (PRAC), DACA45-97-D-0022, and the Worldwide Full Service Environmental Remedial Actions, F41624-97-D-8010, if successfully novated. The Pro Rata Share of the sum of $250,000 (the "Holdback") shall be deducted by Buyer from the Purchase Price and deposited with the Escrow Agent under the Escrow Agreement to be held for a period of sixty (60) days after the Closing. Such amount shall be held and disbursed in accordance with the terms and conditions of the Escrow Agreement. The amount of the Holdback shall not be construed as a ceiling or limitation on Buyer's right to adjust the Purchase Price as provided in Section 4.8 of this Agreement, or as a limitation of Buyer's indemnification rights or other remedies.

     4.4 Costs. Each party shall pay all of the costs and expenses incurred by it in negotiating and preparing this Agreement (and all other agreements, certificates, and documents executed in connection with this Agreement), in performing its obligations under this Agreement, and in otherwise consummating the transactions contemplated by this Agreement, including without limitation its attorneys' fees and accountants' fees.

     4.5 Taxes and Fees. Seller shall be responsible for and shall pay all transfer taxes or fees related to the Asset transfer.

     4.6 Prorations. On the Closing, utility charges, real and personal property taxes, and other similar obligations to third parties shall be prorated between Seller and Buyer. Property taxes shall be pro-rated based on the year these taxes are payable as determined in accordance with local law.

     4.7 Loss, Destruction, Condemnation, or Damage. If, between the date of this Agreement and the Closing, the premises subject to the Lease (the "Leased Premises") or any Equipment is lost, destroyed, or condemned or suffers any material damage, Seller shall bear the risk of loss associated therewith, and Buyer shall have no further obligation to assume the Lease or purchase such Equipment, as the case may be. Notwithstanding the foregoing, Buyer and Seller may mutually agree to make an adjustment to the Purchase Price and close the purchase and sale of the Lease or such Equipment, or Buyer, at its option, may take an assignment from Seller of all insurance and/or condemnation, proceeds payable to Seller on account of such loss, destruction, condemnation, or damage and close the purchase and sale of the Lease or such Equipment in accordance with the terms and conditions of this Agreement.

     4.8 Purchase Price Adjustment. The Purchase Price will not include any portions of the Purchase Price allocated to any Assets that are not transferred to Buyer at the Closing, or if such allocation has not been made, the Purchase Price shall be reduced by such amounts as the Buyer and Seller mutually agree upon. The Purchase Price and Covenant Payment will also be reduced dollar for dollar by the amount of any overpayments received by Seller under any of the Assumed Contracts and by the amount of any payments owed to unpaid vendors of Seller who have provided materials, goods or services to Seller in connection with Assumed Contracts. For purposes of this Agreement, an overpayment shall mean any amount received by Seller under an Assumed Contract that proves to be in excess of the amount that should have been received based on Seller's actual performance under the Assumed Contract through and including the date such Assumed Contract is assigned to and assumed by Buyer. The foregoing reduction of Purchase Price shall not be construed as a limitation of Buyer's rights to exercise any other remedies of Buyer under this Agreement, or otherwise available to Buyer at law or in equity.

     4.9 Economic Closing Date. The date of Closing shall be the effective date for terminating Seller's accruals of income and expense and commencing Buyer's accruals of income and expense under each of the Assumed Contracts.

                                    ARTICLE V
                     SELLER'S REPRESENTATIONS AND WARRANTIES

     Seller hereby represents and warrants to Buyer that:

     5.1 Corporate Organization. Seller is a corporation duly organized and validly existing, is in good standing under the laws of its state of incorporation, and has the corporate power and authority to own its properties and carry on its business as now being conducted. True and correct copies of the articles of incorporation and bylaws of Seller have been provided to Buyer.

     5.2 Qualification to do Business, Corporate Authority. Seller is duly qualified to do business and is in good standing under the laws of the State of California and has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The Seller's execution and delivery of this Agreement and the other documents contemplated by this Agreement have been duly authorized by all necessary corporate action by the board of directors and shareholders of Seller. This Agreement and all other instruments required hereby to be executed and delivered by Seller are legal, valid, and binding obligations of Seller, enforceable in accordance with their respective terms.

     5.3 Conflicting Agreements, Governmental Consents. The execution and delivery of this Agreement and any other agreements to be executed and delivered pursuant to this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not, with or without the giving of notice or the passage of time, conflict with, result in, or constitute a breach, default, right to accelerate, or loss of rights under, or result in the creation of any lien, charge, or encumbrance pursuant to, the terms or conditions of any of Seller's articles of incorporation or bylaws, any law, rule, regulation, statute, order, judgment, or decree or any contract, agreement, lease, license, or instrument to which Seller is a party or the Assets are bound or affected.

     5.4. Actions, Suits, Proceedings. To the Seller's knowledge, there are no actions, suits, or other legal or administrative proceedings pending or threatened against Seller or any of its property in any court or before any federal, state, municipal, or other governmental agency which, (a) if decided adversely to Seller, would have a materially adverse effect upon the Business or Assets, (b) seek to restrain or prohibit the transactions contemplated by this Agreement or obtain any damages in connection therewith, or (c) in any way question the validity of this Agreement.

     5.5 Title to Equipment. Other than the representation and warranty regarding ownership of and title to the Equipment, Buyer acknowledges that Seller makes no representation or warranty regarding the Equipment or its condition, and Buyer specifically agrees that it is purchasing the Equipment "AS IS AND WHERE IS," and Seller expressly disclaims any implied warranty of merchantability or fitness for a particular purpose.

     5.6 Brokers and Finders. Seller has retained or engaged a broker in connection with the transactions contemplated by this Agreement, Sanders Morris Mundy, and Seller assumes full responsibility for the broker's fee. Seller has retained or engaged no other brokers, finders or financial intermediaries in connection with the transactions contemplated by this Agreement.

     5.7 No Overbillings. To Seller's Knowledge, Seller has not billed or collected any amounts under the Contracts in excess of the amounts that were due and owing under such Contracts at the time of such billing or collection.

     5.8 No Unpaid Vendors. To Seller's Knowledge, there are no Unpaid Vendors, except for persons who will be paid in full at Closing for any amounts then owed or who will be paid in the ordinary course of business by Seller within thirty
(30) days after receipt of their invoice.

                                   ARTICLE VI
                     BUYER'S REPRESENTATIONS AND WARRANTIES

     Buyer hereby represents and warrants to Seller:

     6.1 Corporate Organization. Buyer is a corporation duly organized and validly existing, in good standing under the laws of Georgia, and has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. True and correct copies of the articles of incorporation and bylaws of Buyer have been provided to Seller.

     6.2 Qualification to do Business, Corporate Authority. Buyer is duly qualified to do business and is in good standing under the laws of the State of Georgia. Buyer has the corporate power to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The Buyer's execution and delivery of this Agreement and the other documents contemplated by this Agreement have been duly authorized by all necessary corporate action by the board of directors and shareholders of Buyer. This Agreement and all other instruments required hereby to be executed and delivered by Buyer are legal, valid, and binding obligations of Buyer, enforceable in accordance with their respective terms.

     6.3 Conflicting Agreements, Governmental Consents. The execution and delivery of this Agreement and any other agreements to be executed and delivered pursuant to this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not, with or without the giving of notice or the passage of time, conflict with, result in, or constitute a breach, default, right to accelerate, or loss of rights under, or result in the creation of any lien, charge, or encumbrance pursuant to, the terms or conditions of any of Buyer's articles of incorporation or bylaws, any law, rule, regulation, statute, order, judgment, or decree or any contract, agreement, lease, license, or instrument to which Buyer is a party or the Assets are bound or affected.

     6.4 Brokers and Finders. Buyer has retained or engaged a mergers and acquisitions consultant in connection with the transaction contemplated by this Agreement, Earth Capital Corporation, LLC, and Buyer assumes full responsibility for the consultant's fee. Buyer has not retained or engaged any broker, finder, or other financial intermediary in connection with the transactions contemplated by this Agreement.

     6.5 Actions, Suits, Proceedings. There are no actions, suits, or other legal or administrative proceedings pending or threatened against Buyer in any court or before any federal, state, municipal, or other governmental agency which, if decided adversely to Buyer, (a) may adversely prevent or in any way impair the consummation of the transactions contemplated by this Agreement,
(b) seek to restrain or prohibit the transactions contemplated by this Agreement or obtain any damages in connection therewith, or (c) in any way question the validity of this Agreement.

                                   ARTICLE VII
                          CONDITIONS OF BUYER TO CLOSE

     The obligation of Buyer to effect the closing of the transactions contemplated by this Agreement is subject to the satisfaction prior to or at the Closing of the following conditions:

     7.1 Applicable Approvals. Buyer shall have received all applicable approvals of governmental or regulatory agencies and all other parties, if any, necessary to consummate the Asset sale and to take an assignment of the Assumed Contracts and Assumed Lease. In lieu of approval by the U.S. Environmental Protection Agency ("EPA"), Seller shall have provided Buyer with a copy of a letter dated January 11, 2000, addressed to Seller from referencing EPA Case No. 00-0077-00 and Seller, promptly after the execution of this Agreement by Buyer and Seller, shall have notified the EPA that Seller and Buyer have executed this Agreement.

     7.2 Contract Estoppel Certificate. Buyer shall have received an estoppel certificate regarding each Assumed Contract executed by an authorized officer or agent of the third party or governmental agency for whom

Seller has contracted to perform services for certifying that: (a) the Assumed Contract remains the valid, binding, and enforceable obligation of the party in accordance with its terms; (b) the party has not asserted, and there are (i) no defaults of any nature under the terms and provisions of the Assumed Contract or relating thereto, and (ii) no conditions or circumstances which would become a default thereunder or under documents relating thereto solely by the passage of time, or the service of notice, or both; and (c) all amounts owed to Seller under the Assumed Contract for work performed have been paid in full, or if not so paid, the amount then due and owing.

     7.3 Lease Estoppel Certificate. Buyer shall have received an estoppel certificate with respect to the Assumed Lease executed by an authorized officer or agent of the landlord certifying that: (a) the Lease and accompanying lease agreement remain the valid, binding, and enforceable obligation of the landlord in accordance with the lease terms; (b) the landlord has not asserted, and there are (i) no defaults of any nature under the terms and provisions of the Assumed Lease or lease relating thereto, and (ii) no conditions or circumstances which would become a default thereunder or under documents relating thereto solely by the passage of time, or the service of notice, or both; and (c) all amounts owed to the landlord under the lease have been paid in full or, if not so paid, the amount then due and owing to the landlord.

     7.4 Novation of Specific Contracts. Before the Closing, either the Pre-Placed Remedial Action Contract (PRAC), DACA45-97-D-0022, or the Worldwide Full Service Environmental Remedial Actions, F41624-97-D-8010, must be novated. Otherwise, at Buyer's sole election, Buyer is not obligated to purchase the Assets.

     7.5 Non-Competition Agreement. Buyer shall have received an executed non-competition agreement from Seller in the form attached as Exhibit E.

     7.6 Representations and Warranties. The representations and warranties of Seller contained in this Agreement shall be true and correct as of the Closing as if made on the date of the Closing.

     7.7 No Adverse Change. There shall have occurred no material adverse change in the Assets as a whole or the Business or the financial condition or results of operations of Seller since the date the financial statements were provided to the Buyer up to and including the Closing. Seller covenants and agrees to notify Buyer immediately of any such material adverse change.

     7.8 Observance and Performance. Seller shall have observed and performed all covenants and agreements required by this Agreement to be observed or performed by Seller on or prior to the date of Closing.

     7.9 Officer's Certificate. Seller shall have delivered to Buyer a certificate of an authorized officer of Seller, dated the date of Closing, to the effects set forth in Sections 5.1, 5.2, 5.3, 5.4, 5.7 and 5.8 above.

     7.10 Copies of Documents. Buyer shall have received accurate and complete copies of all documents and instruments listed in any of the exhibits to this Agreement (and of any amendments, waivers, or similar related supplementary materials).

     7.11 Deliveries on or prior to the Closing. Seller shall have delivered or caused to be delivered to Buyer the following at or prior to the Closing:

          (a) Confirmation that all Assets defined in this Agreement and located at said facilities are in free and clear condition with instruments of titles where applicable.

          (b) Certified copies of resolutions adopted by the board of directors and shareholders, or governing boards of Seller, authorizing the execution of this Agreement and the sale of the Assets in accordance with the terms of this Agreement.

          (c) Certificate of good standing of Seller issued by the Secretary of State of incorporation within thirty days of the Closing.

          (d) the various certificates, instruments, and documents referred to in this Article VII.

          (e) A Bill of Sale duly executed by Seller, in the form attached as Exhibit "F."

          (f) An opinion from Seller's counsel confirming the accuracy and validity of the representations contained in sections 5.1, 5.2, and 5.3, and the enforceability of this Agreement.

                                  ARTICLE VIII
                          CONDITIONS OF SELLER TO CLOSE

     The obligation of Seller to effect the transactions contemplated by this Agreement is subject to the satisfaction prior to or at the Closing of the following conditions:

     8.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement shall be true and correct as of the Closing as if made on the date of the Closing.

     8.2 Observance and Performance. Buyer shall have observed and performed all covenants and agreements required by this Agreement to be observed or performed by Buyer on or prior to or at the Closing.

     8.3 Officer's Certificate. Buyer shall have delivered to Seller a certificate of a responsible officer of Buyer dated the date of Closing to the effects set forth in Sections 6.1, 6.2 and 6.3 above.

     8.4 Notices. Buyer shall have made all filings and registrations with all federal, state, and local governmental agencies or authorities required to be made by Buyer in connection with the execution and delivery and consummation of the transactions contemplated by this Agreement.

     8.5 Regulatory Approvals. At Seller's expense, Buyer shall have received all authorizations, consents, and approvals of governments and governmental agencies required in connection with the purchase and sale contemplated by this Agreement, subject to Section 7.4 above.

     8.6 Qualification To Do Business. Buyer or its subsidiary shall be qualified to do business as a foreign corporation in the states in which the Assets are located.

     8.7 No Legal Actions. No court or governmental authority of competent jurisdiction shall have issued an order restraining, enjoining, or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, and no person, entity, or governmental agency shall have instituted an action or proceeding which shall not have been previously dismissed seeking to restrain, enjoin, or prohibit the consummation of the transactions contemplated by this Agreement.

     8.8 Deliveries On or Prior to the Closing. Buyer shall have delivered or caused to be delivered to Seller the following at or prior to Closing:

          (a) Payment of the Purchase Price payment.

          (b) Certified copies of resolutions adopted by the board of directors and shareholders, or governing boards of Buyer, authorizing the execution of this Agreement and the purchase of the Assets in accordance with the terms of this Agreement.

          (c) Certificate of good standing of Buyer issued by the Secretary of State of incorporation within thirty days of the Closing.

                                   ARTICLE IX
               OPERATION OF BUSINESS PRIOR TO CLOSING; COOPERATION

    Seller agrees that, except with the prior written consent of Buyer, from the date of this Agreement to and including the Closing:

     9.1 Maintenance of Business and Assets. Seller will use reasonable efforts to preserve the business organization of the Business, keep available the services of key employees on terms no less favorable to Seller than those on which such employees are presently employed, and use reasonable efforts to preserve for Buyer the good will of suppliers, customers, and others having business relationships with the Business. Seller will maintain its books and records during such period in accordance with GAAP and in compliance with the Federal Acquisition Regulations. Seller will maintain all tangible Assets in good order and repair, ordinary wear and tear excepted.

     9.2 Revenue, Billing, Costs. Seller will recognize revenue and produce billings and incur all associated costs for each Assumed Contract and new contracts up to and including the date such contract is assumed by Buyer. Revenue and billing of a project will be based on the percentage of completion accounting method which, in turn, is based on incurred costs recorded in Seller's accounting system as a percentage of the true estimated cost at completion of the project. Seller will be responsible for all direct, indirect, payroll, sales and other operating expenses through and including the date such contract is assumed by Buyer. These costs will include costs from expense reports as well as any prorations of normal indirect expenses. These costs will also include all transportation and disposal costs for removal and disposal of hazardous and non-hazardous wastes generated in conjunction with performance of the contracts and production of revenues through and including the date such contract is assumed by Buyer. All costs, billing, and revenue for the Assumed Contracts and new contracts occurring after the date such Contract is assumed by Buyer will be the responsibility of the Buyer. Seller will be responsible for all project costs relating to Contracts that are not Assumed Contracts.

     9.3 No Disposition of Assets or Additional Liens. Seller will not sell, transfer, dispose of or abandon any portion of the Assets, except in the ordinary course of business and consistent with past practice. Seller will not permit any of the Assets to become subject to any mortgage, lien, claim or Encumbrance.

     9.4 Consent to Assignment. Seller agrees to use all reasonable efforts (but shall not be obligated to make any payment) to obtain the consents to assign the Assumed Lease and Assumed Contracts to Buyer.

     9.5 Cooperation. Seller will furnish to Buyer all information concerning Seller, the Business and the Assets required for inclusion in any statement or application made by Buyer to any governmental body in connection with the transactions contemplated by this Agreement. Without limiting the foregoing sentence, Seller will cooperate with Buyer in good faith to obtain all consents and approvals required from governmental and regulatory authorities and private third parties necessary to consummate the transactions contemplated hereby and enable the Buyer thereafter to carry on the Business without material disruption.

     9.6 Inspection Rights. Seller will permit employees and agents of Buyer during normal business hours and on reasonable notice to Seller to inspect the Assets and to inspect all contracts, agreements, other documents and records reflecting or reasonably relating to the Assets or the Business. Seller will further permit Buyer the right to inspect Seller's offices and facilities to assure that all wastes, both hazardous and non-hazardous, have been removed from the facilities and disposed of at the Seller's cost. All waste discovered during this inspection will be disposed of before the Closing. Buyer's inspections will be conducted in a manner that will not interfere with Seller's normal business operations. All information and records obtained by Buyer pursuant to this Section shall be maintained as confidential and shall not be disclosed to any third party without the consent of Seller. Buyer shall be obligated to maintain as confidential any information obtained from Seller. The obligations of confidentiality arising under this Section shall survive the termination or abandonment of this Agreement. Seller also agrees to furnish to Buyer, as and when available, all billing files and billing correspondence (including, but not limited to, detailed ledger accounts) relating to the Contracts and all work orders under the Contracts with respect to all monthly billing periods from and after December, 1999 through and including the Closing. Seller also agrees to furnish such information to Buyer, upon Buyer's request, with respect to past billing periods for completed work or orders under the Contracts.

     9.7 Non-Solicitation. Seller agrees that it will not enter into or conduct any discussions with any other prospective purchaser of Seller's stock or Assets through and including the date of the Closing, except with Buyer's express written consent. Seller shall cause any agents, brokers, or finders that Seller employed to refrain from soliciting prospective purchasers for Seller's stock or Assets.

                                    ARTICLE X
                        POST-CLOSING TRANSITIONAL MATTERS

     10.1 Post Closing Inspection Rights. Buyer agrees that all books, records, documents, and other materials delivered to Buyer by Seller pursuant to the provisions of this Agreement shall be open for inspection by representatives of Seller at any time during regular business hours on or prior to the first anniversary of the Closing, and that Seller during such period at its expense may make such excerpts therefrom as it may deem desirable. Seller agrees that all documents, records, and other materials retained by Seller that are related to the Assets or the Business shall be open for inspection by representatives of Buyer at any time during regular business hours on or prior to the first anniversary of the Closing, and that during this period Buyer may make such excerpts therefrom at its expense as it may deem desirable. Thereafter, each party shall offer to the other an opportunity to copy any such documents and materials prior to the destruction of the documents and materials. If either party has a reasonable and legitimate need to inspect or copy the books, records or other documents of the other party after the first anniversary of the Closing with respect to a matter arising under the Assumed Contracts, and makes a request to do so, the parties agree to cooperate in good faith to permit such inspection and copying at the expense of the requesting party.

     10.2 Receivables. Buyer agrees to assist Seller in the collection of outstanding accounts receivable. After the Closing, Buyer will provide Seller with access to personnel having knowledge of projects and information contained in project files including proposals, documentation, and all other information required for Seller to collect outstanding accounts receivable for these projects.

     10.3 Transfer of Contracts. Seller agrees to assist Buyer in providing all necessary documentation and assistance required to transfer all Seller's contracts or documents related to this Agreement to Buyer's name as reasonably deemed necessary by Buyer.

     10.4 Office Space and Temporary Employment. At no charge to Buyer, Seller will provide office space in Seller's Denver, Colorado office on a temporary basis for up to ten employees whom Buyer will hire to enable Buyer to fulfill its obligations under the Assumed Contracts. At no charge to Seller, Buyer will make space available to Seller in the Tustin, California office, on a temporary basis, for one employee whom Seller will retain to enable Seller to fulfill its obligations under the Excluded Contracts. The obligations of both parties under this provision shall terminate at the earlier of: (i) June 30, 2000, and (ii) the date on which either party ceases to use the other's office.

     10.5 Transferred Employees. Buyer shall offer employment to each of the Employees listed on Exhibit "D". Each employee may then decide whether to accept and continue employment with Buyer. All Employees who accept employment with Buyer are defined as the "Transferred Employees." Seller will be responsible for all its accrued payroll costs through and including the Closing. Buyer shall become responsible for the payroll costs, which first accrue with respect to the Transferred Employees after the Closing. Seller covenants and agrees not to offer pay increases, benefits or other inducements to any of the Employees listed on Exhibit "D" to encourage them to remain in Seller's employment, and not to otherwise interfere with Buyer's efforts to hire such Employees. Notwithstanding the foregoing, both Buyer and Seller shall have the right to employ any Employee designated as "casual" from time to time as and when needed.

     10.6 Further Assurances: Attorney-in-Fact. The following provisions relating to further assurances and attorney-in-fact are a part of this Agreement.

          (a) Further Assurances. At any time, and from time to time, upon request of Buyer, Seller will make, execute and deliver, or will cause to be made, executed or delivered, to Buyer or to Buyer's designee, and, when requested by Buyer, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Buyer may deem appropriate, any and all such bills of sale, assignments, acknowledgements, consents, instruments of transfer and further assurance, certificates, and other documents as may, in the sole opinion of Buyer, be necessary or desirable in order to effectuate, complete, perfect, continue or preserve (a) the sale, assignment and transfer by Seller to Buyer of the Assets under this Agreement, or (b) to meet the requirements of any third party, including but not limited to any third party under the Assumed Contracts who has requested Seller's execution or delivery of any such document in connection with the novation, assignment or assumption of the Assumed Contract.

          (b) Attorney-in-Fact. If Seller fails to do any of the things referred to in the preceding paragraph, Buyer may do so for and in the name of Seller. For such purposes, Seller hereby irrevocably appoints Buyer as Seller's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Buyer's sole opinion, to accomplish the matters referred to in the preceding paragraph.

                                   ARTICLE XI
                            TERMINATION OF AGREEMENT

     This Agreement may be terminated at any time prior to and including the
Closing:

     11.1 Mutual Consent. By mutual consent of Buyer and Seller.

     11.2 Breach of Agreement. By Buyer giving written notice to Seller if Seller is in breach, or by Seller giving written notice to Buyer if Buyer is in breach, in any material respect of any representation, warranty, or covenant contained in this Agreement.

     11.3 Government Action. By Buyer or Seller if any court of competent jurisdiction in the United States or other United States governmental body shall have issued an order, decree, or ruling or taken any other action restraining, enjoining, or otherwise prohibiting the consummation of the transactions contemplated by this Agreement and such order, decree, ruling, or other action shall have become final and non-appealable.

     11.4 Buyer's Determination. By Buyer if, in its sole good faith discretion, it determines that the acquisition of Seller's Assets is not commercially feasible because Seller cannot obtain all the necessary consents or novations to permit the assignment of the Lease or the Contracts to Buyer, or that consummating the transaction would subject Buyer to material and adverse liabilities that outweigh the benefits of the transaction to Buyer.

                                   ARTICLE XII

                                 INDEMNIFICATION

     12.1 Seller's Indemnification. Seller agrees to indemnify and hold Buyer and its officers, directors, stockholders, and assignees harmless from and against any and all liabilities, damages, losses, costs, and expenses whatsoever arising out of or resulting from:

          (a) any breach of any warranty, agreement, covenant, or representation made in this Agreement by Seller.

          (b) any lien, charge, claim, or Encumbrance of any nature whatsoever against any of the Assets.

          (c) ownership and operation of the Business and the Assets on or prior to and including the Closing (including without limitation any actions, suits, or claims of any nature arising from such ownership, operation, or participation).

          (d) any and all Taxes, interest, and penalties, of any kind arising at any time from (1) ownership and operation of the Business and the Assets on or prior to the Closing and (2) any transfer, payment or other transaction described in this Agreement, including without limitation any and all Taxes, interest, and penalties payable with respect to any proceeds, gain, or income realized by Seller.

          (e) any of Seller's liabilities or obligations other than the Assumed Liabilities (excluding from the Assumed Liabilities, for this purpose, Seller's liabilities and obligations under the Government Contracts).

          (f) any Environmental Liabilities and Costs.

          (g) any actions, suits, proceedings, demands, judgments, costs, legal fees, and other expenses incident to any of the foregoing.

     12.2 Buyer's Indemnification. Buyer agrees to indemnify and hold harmless Seller from and against any and all liabilities, damages, losses, costs, and expenses whatsoever arising out of or resulting from:

          (a) any breach of any warranty, agreement, covenant, or representation made in this Agreement by Buyer.

          (b) ownership and operation of the Business and the Assets after the Closing (including without limitation any actions, suits, or claims of any nature arising from such ownership or operation).

          (c) any Assumed Liabilities (other than Assumed Liabilities under the Government Contracts).

          (d) any actions, suits, proceedings, demands, judgments, costs, legal fees, and other expenses incident to any of the foregoing.

     12.3 Survival of Indemnification. Except as hereinafter expressly provided to the contrary, the obligations of Seller and Buyer to indemnify and hold each other harmless shall survive until the expiration of the applicable limitation period imposed by law for the bringing of claims based on indemnification, and thereafter all representations and warranties of Seller and Buyer under this Agreement shall be extinguished and such indemnification obligation shall expire. No claim for the recovery of damages based on the indemnification obligation arising under this Agreement may be asserted after the expiration of the foregoing survival period; provided, however, that claims first asserted in writing within such period shall not be barred.

                                  ARTICLE XIII
                               GENERAL PROVISIONS

     13.1 Entire Agreement. This Agreement contains the entire understanding and agreement between the parties and supersedes all prior negotiations, understandings, and agreements between the parties.

     13.2 Assignments. No party to the Agreement shall assign the Agreement without written consent of the other parties.

     13.3 Severance. If any term of this Agreement shall be invalid or unenforceable, the remainder of this Agreement and any other application of such terms shall not be affected.

     13.4 Successors. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties.

     13.5 Headings. The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning.

     13.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original, but all of which shall constitute one instrument.

     13.7 Amendments and Waiver. This Agreement may be amended, waived, or terminated only by an instrument in writing signed by all the parties.

     13.8 Covenant of Further Assurances. From time to time after the Closing, at the request of Buyer and without further consideration, Seller will execute and deliver such other instruments of transfer and take such other actions as Buyer may reasonably require to transfer the Assets to, and vest title of the Assets in, Buyer, and to put Buyer in possession of the Assets.

     13.9 Survival of Representations and Warranties. All representations and warranties contained in this Agreement, and all other written representations and warranties of Buyer and Seller contained in the instruments executed in connection with the consummation of the transactions provided for in this Agreement, shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement until the expiration of the applicable limitation period imposed by law for the bringing of claims based on such representations and warranties.

     13.10 Public Announcement. Any and all public announcements of any kind or nature whatsoever concerning the transactions contemplated by this Agreement made by Buyer or Seller before, on, or after the Closing shall require the prior written approval of the other party if the name Or identity of such party is disclosed in such announcement.

     13.11 Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Georgia, including for the purpose of choice of law, as though all acts and omissions related to this Agreement occurred in the State of Georgia.

     13.12 Resolution of Disputes.

          (a) Notice of Dispute: Negotiated Settlement. The parties recognize that a bone fide dispute as to certain matters may from time to time arise after the Closing that relates to a party's rights or obligations under this Agreement. In such instance, any party may, by written notice to the other party, have such dispute referred to their respective employees designated below or their successors, for attempted resolution by good faith negotiations within 30 days after such notice is received. Such designated employees are as follows:

               Seller: Steven H. Davis, President--CET Environmental Services,
                       Inc.

               Buyer: Fernando J. Rios; President--Cape Environmental
                      Management, Inc.

               Any settlement reached by the parties under this Section shall not be binding until reduced to writing and signed by the above specified employees of Buyer and Seller.

     When reduced to writing, such settlement agreement shall supersede all other agreements, written or oral, to the extent such agreements specifically pertain to the matters so settled. If the designated employees are unable to resolve such dispute within such 30-day period, the dispute may be settled by decision of a court of law in the State of Georgia.

          (b) Dispute Resolution. Except as provided above in section 13.12(a), any controversy or claim arising out of or relating to this Agreement (except fraud or intentional misrepresentation), including disputes relating to its formation, or the breach thereof, which are brought by Seller, shall be settled by binding arbitration in Atlanta, Georgia, and any disputes relating to its formation, or the breach thereof, which are brought by Buyer shall be settled by binding arbitration in Denver, Colorado, in each case at a time and location designated by the arbitrator, but not exceeding 90 days after a demand for arbitration has been made. Arbitration shall be conducted by the American Arbitration Association in accordance with its Rules of Commercial Arbitration, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator shall be a retired state or federal judge or any attorney who has practiced business litigation for at least 10 years and is familiar with the environmental remediation industry. Arbitration will be conducted pursuant to the provisions of this Agreement and the Commercial Arbitration Rules of the American Arbitration Association. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Exemplary damages shall not be awarded in any such arbitration proceeding. Unresolved discovery disputes may be brought to the attention of, and may be decided by, the arbitrator. Each party shall pay its own costs and expenses of the arbitration.

     13.13 Notices. All notices given pursuant to this Agreement shall be effective on receipt, shall be in writing, and shall be hand delivered, delivered overnight, or sent by registered mail, postage prepaid, addressed as follows (or to another address or person as a party may specify on notice to the other):


  (a)         If to the Buyer:          President
                                        Cape Environmental Management, Inc.
                                        2302 Parklake Drive, Suite 200
                                        Atlanta, Georgia 30345-2907

              with a copy to:           Charles B. Roberts, Esq.
                                        McGuire Woods Battle & Boothe LLP
                                        Suite 2200, Marquis Two Tower
                                        285 Peachtree Center Ave., NE
                                        Atlanta, Georgia 30303-1234

  (b)         If to the Seller:         President
                                        GET Environmental Services, Inc.
                                        7032 South Revere Parkway
                                        Englewood, Colorado 80112



              with a copy to:           William J. Campbell, Esq.
                                        Faegre & Benson LLP
                                        2500 Republic Plaza
                                        370 17th Street
                                        Denver, Colorado 80202


     13.14 Knowledge of the Parties. Where any representation or warranty contained in this Agreement is expressly qualified by reference to the knowledge of any of the parties, each of the parties acknowledges and confirms that, as to the matters that are the subject of such representations and warranties, such party has made all appropriate inquiries of officers and appropriate additional executives of such party (and inquiries of such other individuals as, based on the results of the inquiries and knowledge of such party's officers and other appropriate executives, a reasonable person would deem prudent) and, when the results of such inquiries indicated it to be prudent, each of the parties has reviewed all appropriate books and records of such party. The terms "knowledge" shall not mean, require, or imply that the representing party has made any further investigation or inquiry.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date and year first written above.


Signed, acknowledged and delivered                          BUYER:
as to Buyer in the presence of:                             -----
                                                            CAPE ENVIRONMENTAL MANAGEMENT, INC.


/s/ [ILLEGIBLE]
-------------------------------------------
Notary Public  Notary Public, Fulton County, Georgia.
     [SEAL]    My Commission Expires August 1, 2000.        By: /s/ FERNANDO J. RIOS
                                                               ---------------------------------
                                                            Print Name: FERNANDO J. RIOS
                                                                       -------------------------
/s/ [ILLEGIBLE]                                             Title:  PRESIDENT
-------------------------------------------                        -----------------------------
Unofficial Witness



Signed, acknowledged and delivered                          SELLER:
as to Seller in the presence of:                            ------
                                                            CET ENVIRONMENTAL SERVICES, INC.

/s/ PATRICIA S. BEDINGFIELD
-------------------------------------------
Notary Public  Commission Expires
     [SEAL]    10-16-02                                     By: /s/ STEVEN H. DAVIS
                                                               --------------------------------
                                                            Print Name: Steven H. Davis
                                                                       ------------------------
/s/ [ILLEGIBLE]                                             Title:  President
-------------------------------------------                        -----------------------------
Unofficial Witness

                                   EXHIBIT A

                            (ASSET INVENTORY DETAIL)


                                  See Attached.

     15 Pages                    EXHIBIT A

===================================================================================================================================
                                 GRP
PG    #    QTY.     ITEM NO.    CODE              DESCRIPTION                                  LOCATION            COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
 7   11    MISC     1188LA        10    #3 MONTEREY SAND 100#
-----------------------------------------------------------------------------------------------------------------------------------
33   11     4                     10    1 1/2" CLOTH DISCHARGE HOSE
-----------------------------------------------------------------------------------------------------------------------------------
 6   38    MISC     1023LA        10    1 1/2" X 6" BRASS SLEEVES W/CAPS
-----------------------------------------------------------------------------------------------------------------------------------
 6   34    MISC     1020LA        10    1 LITER AMBER BOTTLES
-----------------------------------------------------------------------------------------------------------------------------------
 6   44    MISC     1120LA        10    1 LITER TEDLAR BAGS
-----------------------------------------------------------------------------------------------------------------------------------
36    4     1                     10    1/2" CHAIN 40 FT.
-----------------------------------------------------------------------------------------------------------------------------------
 7   24    MISC     1240LA        10    1/2" POLY TRUCK ROPE
-----------------------------------------------------------------------------------------------------------------------------------
 7   26    MISC     1242LA        10    1/4" POLY ROPE
-----------------------------------------------------------------------------------------------------------------------------------
12    8     1       T723          10    1000 CFM UNIT - STEALTH FC-1000 #00396                 Solutia
-----------------------------------------------------------------------------------------------------------------------------------
 1    6     1                     10    12 VOLT PUMP
-----------------------------------------------------------------------------------------------------------------------------------
33   10     4                     10    2 1/2" CLOTH DISCHARGE HOSE
-----------------------------------------------------------------------------------------------------------------------------------
32    5     3                     10    2" SUBMERSIBLE PUMPS
-----------------------------------------------------------------------------------------------------------------------------------
 8   21    MISC     1207LA        10    2" WELL CAP THREADED
-----------------------------------------------------------------------------------------------------------------------------------
 6   40    MISC     1118LA        10    2" X 3" BRASS SLEEVES W/CAPS
-----------------------------------------------------------------------------------------------------------------------------------
 6   39    MISC     1024LA        10    2" X 6" BRASS SLEEVES W/CAPS
-----------------------------------------------------------------------------------------------------------------------------------
 8   17    MISC     1203LA        10    2"X10' WELL BLANK
-----------------------------------------------------------------------------------------------------------------------------------
 8   16    MISC     1202LA        10    2"X10' WELL SCREEN
-----------------------------------------------------------------------------------------------------------------------------------
 8   15    MISC     1201LA        10    2"X20' WELL BLANK
-----------------------------------------------------------------------------------------------------------------------------------
 8   14    MISC     1200LA        10    2"X20' WELL SCREEN
-----------------------------------------------------------------------------------------------------------------------------------
 8   19    MISC     1205LA        10    2"X5' WELL BLANK
-----------------------------------------------------------------------------------------------------------------------------------
 8   18    MISC     1204LA        10    2"X5' WELL SCREEN
-----------------------------------------------------------------------------------------------------------------------------------
32    2     3                     10    3 1/4" DIAPHRAGM PUMPS
-----------------------------------------------------------------------------------------------------------------------------------
 6   43    MISC     1119LA        10    3 OR 5 LITER TEDLAR BAGS
-----------------------------------------------------------------------------------------------------------------------------------
32   13     1                     10    3 PHASE CONVERTER
-----------------------------------------------------------------------------------------------------------------------------------
36    2     1                     10    3/4" POLY ROPE 200 FT.
-----------------------------------------------------------------------------------------------------------------------------------
36    3     1                     10    3/8" CHAIN 150 FT.
-----------------------------------------------------------------------------------------------------------------------------------
 7   25    MISC     1241LA        10    3/8" MANILLA ROPE
-----------------------------------------------------------------------------------------------------------------------------------
12    3     1                     10    300 CFM AIR EXCHANGE #5509-46L2EB5434
-----------------------------------------------------------------------------------------------------------------------------------
 8   20    MISC     1206LA        10    4" WELL CAP THREADED
-----------------------------------------------------------------------------------------------------------------------------------
 8   11    MISC     1197LA        10    4"X10" WELL BLANK
-----------------------------------------------------------------------------------------------------------------------------------
 8   10    MISC     1196LA        10    4"X10" WELL SCREEN
-----------------------------------------------------------------------------------------------------------------------------------
 8    9    MISC     1195LA        10    4"X20" WELL BLANK
-----------------------------------------------------------------------------------------------------------------------------------
 8    8    MISC     1194LA        10    4"X20" WELL SCREEN
-----------------------------------------------------------------------------------------------------------------------------------
 8   13    MISC     1199LA        10    4"X5' WELL BLANK
-----------------------------------------------------------------------------------------------------------------------------------
 8   12    MISC     1198LA        10    4"X5' WELL SCREEN
-----------------------------------------------------------------------------------------------------------------------------------
 6   35    MISC     1117LA        10    40 ML VOA'S
-----------------------------------------------------------------------------------------------------------------------------------
 4   33    22       1217LA        10    55 GAL POLY DRUM C/T
-----------------------------------------------------------------------------------------------------------------------------------
35   19     1                     10    580A OVM
-----------------------------------------------------------------------------------------------------------------------------------
 4   32     3       1216LA        10    85 GAL STEEL OVERPAK
-----------------------------------------------------------------------------------------------------------------------------------
33   13     1                     10    ACME MOTOR DIESEL E-1501 GENERATOR
-----------------------------------------------------------------------------------------------------------------------------------
32   23     2                     10    ACTIVATED CARBON CANISTERS LG
-----------------------------------------------------------------------------------------------------------------------------------
32   21     2                     10    ACTIVATED CARBON CANISTERS SM
-----------------------------------------------------------------------------------------------------------------------------------
32   24     2                     10    ACTIVATED CARBON CANISTERS XL
-----------------------------------------------------------------------------------------------------------------------------------
35   29     1                     10    AIR DRIVEN PRODUCT RECOVERY PUMPS
-----------------------------------------------------------------------------------------------------------------------------------
12    7     1                     10    AIR SPARE BLOWER - STEALTH
-----------------------------------------------------------------------------------------------------------------------------------
32   32     1                     10    AIRLINE PALLET
-----------------------------------------------------------------------------------------------------------------------------------
 2   21     1       T712          10    ALLADIN 1222                                           W/T104
-----------------------------------------------------------------------------------------------------------------------------------
 1    1     1       T300          10    ALPHA 1 - PERSONNEL MONITORING PUMP
-----------------------------------------------------------------------------------------------------------------------------------
 1    2     1       T301          10    ALPHA 1 - PERSONNEL MONITORING PUMP
-----------------------------------------------------------------------------------------------------------------------------------
 2   23     1       T715          10    Alpheus Co2 DEMO CASE W/NOZZLES
-----------------------------------------------------------------------------------------------------------------------------------
 2   22     1       T714          10    Alpheus Co2 MINI BLAST                                 IN WOOD CRATE
-----------------------------------------------------------------------------------------------------------------------------------
32   25     1                     10    AMERICAN COMPRESSOR COMP BLOWER #930588BE (BIG)
-----------------------------------------------------------------------------------------------------------------------------------
 1   35     1                     10    AMETEK MARK-3 AUDIO DOSIMETER
-----------------------------------------------------------------------------------------------------------------------------------
37    6     1                     10    ASBESTOS VAC NIKRO
-----------------------------------------------------------------------------------------------------------------------------------
 7   40    MISC     1303LA        10    ASPHALT PATCH
-----------------------------------------------------------------------------------------------------------------------------------
32   22     2                     10    BAG FILTERS
-----------------------------------------------------------------------------------------------------------------------------------
 3    7    17       T1006         10    BARRICADES W/FLASHER
-----------------------------------------------------------------------------------------------------------------------------------
34   15     1                     10    BATTERY CHARGER ENGINE STARTER PRO SERIES
-----------------------------------------------------------------------------------------------------------------------------------
32   29     1                     10    BLOWER (MEDIUM)
-----------------------------------------------------------------------------------------------------------------------------------
35   18    MISC     MISC          10    BLUE GAS SHELF & PH SUPPLIES
-----------------------------------------------------------------------------------------------------------------------------------
 2   17     1                     10    BRIGGS & STRATTON                                      ON A TRUCK
-----------------------------------------------------------------------------------------------------------------------------------
35   20     2                     10    CALIBRATION KITS
-----------------------------------------------------------------------------------------------------------------------------------
12    6     1                     10    CARBON FILTRATION UNIT
-----------------------------------------------------------------------------------------------------------------------------------
                                        CATALYTIC COMBUSTING UNIT - 2000 CFM CHLORONATED       WESTERN FUEL OIL
12    1     1                     10    HYDROCARBON UNIT W/SCRUBBER TOWER                      JOB SITE
-----------------------------------------------------------------------------------------------------------------------------------
 2   24     1                     10    CIASONS 2hsp 23 gal
-----------------------------------------------------------------------------------------------------------------------------------
 2   26     1                     10    COLEMAN 3.5hsp 20 gal
-----------------------------------------------------------------------------------------------------------------------------------
 7   41   2 BOX     1304LA        10    COLIWASAS
-----------------------------------------------------------------------------------------------------------------------------------
32   11     1                     10    COMPRESSOR ELECTRIC LARGE UPRIGHT CAST IRON SERIES
-----------------------------------------------------------------------------------------------------------------------------------
 7   47    MISC     350021        10    COMPRESSOR OIL
-----------------------------------------------------------------------------------------------------------------------------------
35   27    20                     10    CONCRETE TOOLS
-----------------------------------------------------------------------------------------------------------------------------------
 1   29     2       T704          10    CONDUCTIVITY METER - 1 GOOD, 1 BAD
-----------------------------------------------------------------------------------------------------------------------------------
 3   11    31       T1010         10    CONES
-----------------------------------------------------------------------------------------------------------------------------------
32    9     1                     10    CONTROL BOX & 1 1/2" SUBMERSIBLE PUMP
===================================================================================================================================

                                   EXHIBIT A
                                   ---------

                                   GRP.
PG.  #    QTY.      ITEM NO.       CODE           DESCRIPTION                                       LOCATION      COMMENTS
---------------------------------------------------------------------------------------------------------------------------
 6  42    23        1034LA         10             COOLERS
---------------------------------------------------------------------------------------------------------------------------
32  17     1                       10             CREEPER
---------------------------------------------------------------------------------------------------------------------------
35  25     1                       10             CROWN GAS MONITOR
---------------------------------------------------------------------------------------------------------------------------
 3  16    MISC                     10             DAVIT ARM WITH 100' WINCH 3 TRIPEDS, 2 WINCHES
---------------------------------------------------------------------------------------------------------------------------
32  31     1                       10             DECON SHOWER
---------------------------------------------------------------------------------------------------------------------------
 3   9    10        T1008          10             DELINEATORS W/STANDS
---------------------------------------------------------------------------------------------------------------------------
33  34     5                       10             DIAPHRAM PUMPS 1"
---------------------------------------------------------------------------------------------------------------------------
 1   5     1                       10             DRAEGER PUMP (indicator tubes extra)
---------------------------------------------------------------------------------------------------------------------------
 4  34     3        1268LA         10             DRUM DOLLY
---------------------------------------------------------------------------------------------------------------------------
 4  35     5        1269LA         10             DRUM LIFTER - FORKLIFT APPLICATION
---------------------------------------------------------------------------------------------------------------------------
33  19     1                       10             DRUM STAND
---------------------------------------------------------------------------------------------------------------------------
 4  25     8        1079LA         10             DRUMS-17-E-55M STEEL C/T
---------------------------------------------------------------------------------------------------------------------------
 4  26     6        1080LA         10             DRUMS-17-H-55M STEEL O/T
---------------------------------------------------------------------------------------------------------------------------
 4  23     3        1067LA         10             DRUMS-85 GAL POLY OVERPACKED
---------------------------------------------------------------------------------------------------------------------------
 5   2     1        P001           10             ELECTRIC HAND PUMP W/50FT. EXTENSION & HOLDING D
---------------------------------------------------------------------------------------------------------------------------
 1   7     1                       10             ELECTRIC VACUUM PUMP                              BROKE
---------------------------------------------------------------------------------------------------------------------------
32   6     1                       10             ELECTRICAL MOTOR
---------------------------------------------------------------------------------------------------------------------------
 7   1    MISC      1136LA         10             ELECTRICAL TAPE
---------------------------------------------------------------------------------------------------------------------------
 1  36     1                       10             ELECTRONIC DCL - 400 LOCATOR METAL DETECTOR
---------------------------------------------------------------------------------------------------------------------------
32  10     1                       10             ETICATORS
---------------------------------------------------------------------------------------------------------------------------
 1   8     1        T701           10             FID - OVA 108                                     FIELD
---------------------------------------------------------------------------------------------------------------------------
 1   9     1        T705           10             FID/PID-TVA 1000                                  FIELD
---------------------------------------------------------------------------------------------------------------------------
36  21     1                       10             FIRE EXTINGUISHER
---------------------------------------------------------------------------------------------------------------------------
34  17    24                       10             FIRE EXTINGUISHERS
---------------------------------------------------------------------------------------------------------------------------
 7  23    MISC      1238LA         10             FIRST AID KIT
---------------------------------------------------------------------------------------------------------------------------
33  27    MISC                     10             FLAMMABLE CABINETS
---------------------------------------------------------------------------------------------------------------------------
34   5     5                       10             GANG BOXES
---------------------------------------------------------------------------------------------------------------------------
33  28    12                       10             GAS CANS
---------------------------------------------------------------------------------------------------------------------------
33  12     1                       10             GENERATORS 8HP TUCUSCO
---------------------------------------------------------------------------------------------------------------------------
 7  20    MISC      1211LA         10             GLASS SAMPLE JAR 4 oz
---------------------------------------------------------------------------------------------------------------------------
 7  21    MISC      1212LA         10             GLASS SAMPLE JAR 8 oz
---------------------------------------------------------------------------------------------------------------------------
 2   3     1                       10             HAND AUGER AND 2" SOIL DRIVE SAMPLING KIT
---------------------------------------------------------------------------------------------------------------------------
37   3     4                       10             HAZCAT KITS
---------------------------------------------------------------------------------------------------------------------------
34   4     1                       10             HEPA VAC MODEL 86 #085361
---------------------------------------------------------------------------------------------------------------------------
 1  32     1        T722           10             HF SCIENTIFIC TURBIDIMETER DRT-15CE               FIELD
---------------------------------------------------------------------------------------------------------------------------
 1  30     1                       10             HYDAC PH/CONDUCTIVITY METER
---------------------------------------------------------------------------------------------------------------------------
 1  31     1                       10             HYDAC PH/CONDUCTIVITY METER                       FIELD
---------------------------------------------------------------------------------------------------------------------------
 1   3     1                       10             KURZ FLOWMETER
---------------------------------------------------------------------------------------------------------------------------
 1  33     1                       10             LAMOTTE TURBIDIMETER
---------------------------------------------------------------------------------------------------------------------------
 7  46    MISC      350011         10             LAMSON GREASE 5.5 oz TUBE
---------------------------------------------------------------------------------------------------------------------------
 1  20     1                       10             LANDTECH GA90                                     FIELD
---------------------------------------------------------------------------------------------------------------------------
 3  18    MISC                     10             LANYARD 6'                                        ON JOBS
---------------------------------------------------------------------------------------------------------------------------
 6  45    MISC      1014LA         10             LARGE TREATABILITY BINS
---------------------------------------------------------------------------------------------------------------------------
 1  19     1                       10             LEL-MSA 261 COMBUSTABLE GAS                       FIELD
---------------------------------------------------------------------------------------------------------------------------
 1  17     1        T70B           10             LEL-MSA 360 CARBON MONOXIDE                       HAZCO
---------------------------------------------------------------------------------------------------------------------------
 1  18     1                       10             LEL-MSA 361 HYDROGEN SULPHIDE                     BROKE
---------------------------------------------------------------------------------------------------------------------------
 1  14     1                       10             LEL-MSA PASSPORT PERSONAL ALARM
---------------------------------------------------------------------------------------------------------------------------
 1  15     1                       10             LEL-MSA PASSPORT PERSONAL ALARM                   HAZ
---------------------------------------------------------------------------------------------------------------------------
 1  16     1                       10             LEL-MSA PASSPORT PERSONAL ALARM                   BROKE
---------------------------------------------------------------------------------------------------------------------------
 3  19    MISC                     10             LIFELINE 25'                                      ON JOBS
---------------------------------------------------------------------------------------------------------------------------
35  14     2                       10             LOCK OUT/TAG OUT KITS
---------------------------------------------------------------------------------------------------------------------------
 2   1    22                       10             MAGNEHELIC GAUGES
---------------------------------------------------------------------------------------------------------------------------
 3  13     2        T1012          10             MAGNETIC YELLOW CAUTION LIGHTS                    IN TOOL ROOM
---------------------------------------------------------------------------------------------------------------------------
 7  44    MISC      351021         10             MARKING PAINT
---------------------------------------------------------------------------------------------------------------------------
 6  49    MISC      1123LA         10             MASTER LOCKS
---------------------------------------------------------------------------------------------------------------------------
 6  46    MISC      1015LA         10             MEDIUM TREATABILITY BINS
---------------------------------------------------------------------------------------------------------------------------
 3  22     1                       10             MIKASA JUMPING JACK                               FIELD
---------------------------------------------------------------------------------------------------------------------------
33  20     1                       10             MILLERMATIC 250 WELDER MILLER
---------------------------------------------------------------------------------------------------------------------------
32  16    MISC                     10             MISC STEEL PIPE 1" - 4"
---------------------------------------------------------------------------------------------------------------------------
32  30    MISC                     10             MISC. 6" VALVES
---------------------------------------------------------------------------------------------------------------------------
35  26    MISC                     10             MISC. BLACK PIPE
---------------------------------------------------------------------------------------------------------------------------
32   3    MISC                     10             MISC. RETOX PARTS
---------------------------------------------------------------------------------------------------------------------------
35  23     6                       10             MISC. TEST KITS
---------------------------------------------------------------------------------------------------------------------------
32  14     1                       10             MOELLER CONTROL UNIT
---------------------------------------------------------------------------------------------------------------------------
33  21     1                       10             NEBRASKA WELDER MILLER
---------------------------------------------------------------------------------------------------------------------------
35  11     8                       10             NOMEX
---------------------------------------------------------------------------------------------------------------------------
 2   4     1                       10             NORTON PRESSURIZED BAILER SYSTEM
---------------------------------------------------------------------------------------------------------------------------
33  31     9                       10             OIL WATER SEPARATOR
---------------------------------------------------------------------------------------------------------------------------
12   4     1                       10             OIL WATER SEPARATOR UNIT - GOLDEN EAGLE
---------------------------------------------------------------------------------------------------------------------------
 1  21     1        T707           10             OIL/WATER INTERFACE PROBE - ORS 100'              HAZCO
---------------------------------------------------------------------------------------------------------------------------
 1  22     1        T709           10             OIL/WATER INTERFACE PROBE - ORS 100'
---------------------------------------------------------------------------------------------------------------------------
 1  23     1        T703           10             OIL/WATER INTERFACE PROBE - SOLINIST 100'
---------------------------------------------------------------------------------------------------------------------------
32  33     1                       10             PALLET OF ELECTRICAL WIRING
---------------------------------------------------------------------------------------------------------------------------
32  34     2                       10             PALLETS OF PUMP HOSE DISCHARGE HOSE
---------------------------------------------------------------------------------------------------------------------------
37   5     8                       10             PCB TEST KITS
---------------------------------------------------------------------------------------------------------------------------
 4  38     1        T726           10             PEGO CARBON UNIT 200 CFM                                        CA543725
---------------------------------------------------------------------------------------------------------------------------

15 Pages                           EXHIBIT A

                                  Grp.
 Pg     #      Qty     Item No.   Code                       Description                           Location               Comments
---    ----   -----    --------   ---     -------------------------------------------------------  --------               ---------
 1      28       2                10      PH METER                                                  JUNK
 1      13       1                10      PID - MSA OVM GAS CORDER
 1      11       1                10      PID - MSA PASSPORT                                        IN FIELD
 1      12       1                10      PID - MSA PASSPORT                                        AT HAXCO
 1      10       1      1702      10      PID - OVM 580B
 3      30       1                10      PIPE CABLE LOCATOR AND TRACER
 3      29       2                10      PIPE STAND
35      30       1                10      PIPE THREADER KIT
36       1       4                10      PLASTIC STORAGE BINS
34      22    MISC                10      PLUMB SAMPLES STAINLESS STEEL LIQUID
32      35    MISC                10      POLY CONTAMINATE SNAPS
 7      18    MISC      1209LA    10      POLY SAMPLE JAR 16 oz
 7      19    MISC      1210LA    10      POLY SAMPLE JAR 32 oz
 7      17    MISC      1208LA    10      POLY SAMPLE JAR 8 oz
35      24       1                10      PORTABLE GAS MONITOR EXOLOX50
33      33       1                10      PUMP
33      32       9                10      PUMP METERS GASBOY
 9      20    MISC      MISC      10      PVC SUPPLIES, VARIOUS SIZES, LENGTHS, PIECES, ETC.
35      21       1                10      QUALITATIVE FIT TEST
32      18       2                10      RAMPS
35      17      10                10      REGULATORS FOR GAS METERS
34      14    MISC                10      RESPIRATORY CARTRIDGES FOR PAPR
 8       3    MISC      1262LA    10      SAFETY FENCE
 3      17       3                10      SCBA W/3 SPARE BOTTLES
 6      48    MISC      1122LA    10      SHELL VIALS
34      16       2                10      SMALL FLAM CABINETS
 2      20       1      1713      10      SOUIX 150-C
 2      25       1                10      SPEEDAIRE 2hsp 20 gal
34      20      15                10      STAINLESS STEEL CAGES 2" X 2"
34      19      53                10      STAINLESS STEEL CAGES 2" X 4"
34      18     100                10      STAINLESS STELL CAGES 2" X 6"
 5       3       3      P1007     10      SUBMERSIBLE PUMP (CENTRIFUGAL)
32       4       1                10      SUBMERSIBLE PUMPS 1 1/2"
35      22       1                10      SULFATE TEST KIT
37       4       1                10      TEAC SAMPLING PUMP
 1      34       1                10      TLC METER - YSI 3000
33      26       4                10      TOW HITCHES
 3      10       6      T1009     10      TRAFFIC SIGNS
36      32       5                10      TRAFFIC TRIANGLES
 3      12       4      T1011     10      TRENCH PLATE 4" X4"
 1       4       1      T701      10      TSI VELOCITY METER                                        IN FIELD
 7       5    MISC      11820LA   10      TSP
32      15       1                10      UPRIGHT PIPE RACK
 7      14       6      1191LA    10      VISQUEEN 10 MIL 20x100
 7      13       2      1190LA    10      VISQUEEN 6 MIL 20X100
 7      10    MISC      1187LA    10      VOLCLAY TABLETS 50#
 1      25       1      1721      10      WATER LEVEL INDICATOR - SLOPE 100'                        FIELD
 1      26       1                10      WATER LEVEL INDICATOR - SLOPE 100'
 1      24       1                10      WATER LEVEL INDICATOR - SOLONIST 150' (MAYBE 200')        WHT VAN
32       1       5                10      WATER METERS
32      19       4                10      WELL SAMPLING REELS
12       2       1                10      WHITE HORSE 3000 CFM STRAIGHT HYDROCARBON
                                          1998 CATOX-3000 #2190198
 5       7       2      P1001     10      WILDEN DBL DIAPHRAGM PUMP 3"
 8       4    MISC      1263LA    10      WIRE BRUSH
 7      43    MISC      351011    10      WOOD LATHE
 1      27       1                10      YSI DISSOLVED 02 METER
 2      19       1                11      COLEMAN POWERMATE 7000 (ON DEVELOPMENT RIG)
 2      18       1      T400      11      HONDA EB6500sx (SHOWS ON DEVELOPMENT RIG)                 W/T 104
11       1       1                11      PERMITTED EQUIPMENT - PEGO # 1 LIC #IEC9266 6/99
10       1       1                11      PERMITTED EQUIPMENT - RETOX #1 VIN #1M9FM1931K1261021
                                          LIC# IBN5048
10       2       1                11      PERMITTED EQUIPMENT - RETOX #2 VIN #1M9FM1938L1261051
                                          LIC# ICE7793
10       3       1                11      PERMITTED EQUIPMENT - RETOX #3 VIN #1M9FM1933L1261054
                                          LIC# ICM6685
10       4       1                11      PERMITTED EQUIPMENT - RETOX #4 VIN #1M9FM1935L1261055
                                          LIC# 1CM6721
10       5       1                11      PERMITTED EQUIPMENT - RETOX #6 VIN #1M9FM1931L1261053
                                          LIC# ICM6748
10       6       1                11      PERMITTED EQUIPMENT - RETOX #7 VIN #1M9FM1935L1261085
                                          LIC# ICU1853
10       7       1                11      PERMITTED EQUIPMENT - RETOX #8 VIN #1M9FM1932M1261130
                                          LIC# ICY7788
10       8       1                11      PERMITTED EQUIPMENT - STEALTH BOBCAT VIN #CA723711
                                          LIC# SE436284

15 Pages                           EXHIBIT A

                                GRP
PG       #      QTY ITEM NO.    CODE    DESCRIPTION                                                  LOCATION             COMMENTS
---    ----     --- --------   ------   ---------------------------------------------------------    --------             --------
10       9        1              11     #9513900279
33       4        4              12     10' HIGH X 6' SHELVING
 2      27        5  T900        12     2 WAY RADIO W/HEADSETS
34      13        1              12     5' LADDER
32      26        4              12     6' FOLDING TABLE
32      27        1              12     8' FOLDING TABLE
33       1        1              12     8 X 4' TABLE
 3      23        1              12     BOSCH ELECTRIC JACK HAMMER
 2      29        2              12     CAMCORDER
 2      28        1              12     CAMERA POLAROID JOB PRO
35       9        2              12     CAMERAS
36      28        1              12     CHAIR
33       2        4              12     CHAIRS
 3      28        2              12     CUT OFF SAW - PARTNER K650 MARK II                           1 HERE, 1 IN FIELD
 3      27        2              12     ELECTRIC CHOPSAW                                             1 HERE, 1 IN FIELD
32      28        6              12     FOLDING CHAIRS
36      27        1              12     LADDER
34      10        1  P710        12     LANDA PRESSURE WASHER TRAILER MOUNTED                                             PGHW53500
                  1  P713        12     LANDA PRESSURE WASHER TRAILER MOUNTED                                             PO9968804
35      15        1              12     LOT OF METAL SHELVING
 3      24        1              12     MILWAUKEE ELECTRIC ROTARY HAMMER                             ON JOB
 3      25        6              12     MILWAUKEE SAWSALL                                            4 HERE, 2 ON JOBS
 3       1       17  T901        12     NEXTEL PHONES W/BATTERIES & CHARGERS
34      12     MISC              12     OXYCETELYNE GAUGES, HOSES, ALMOST TORCH
36      31        6              12     PAR RESPIRATORS
 3      26        1              12     SKILSAW
35       4        2              12     SMALL STORAGE BINS
32      20        1              12     SPEEDAIRE COMPRESSORS
33       7        8              12     STANDS FOR LARGER BARRICADES
36      24        1              12     STORAGE LADDER
36      25       12              12     STORAGE SHELVES
 3      31        5              12     SURVEYING EQUIPMENT (TRANSIT & ROD)                          3 HERE, 2 ON JOBS
33       5        1              12     TABLE
34       9        1              12     THE S.A.V.E. SYSTEM (SOIL VAPOR EXTRACTION BURNING UNIT)
35       5        1              12     TOOL BOX & MISC TOOLS
 3      14        3              12     WET/DRY VACUUM                                               2 HERE, 1 ON JOB
35      12        1              13     10' HIGH SHELVING
19      31        1              13     10X6 CUBE WORK STA                                           ROOM 19
19      32        1              13     10X6 CUBE WORK STA                                           ROOM 19
19      18        1              13     10X6 WORK STA                                                ROOM 19
19       2        1              13     10X6 WORK STA CUBE                                           ROOM 19
19       3        1              13     10X6 WORK STA CUBE                                           ROOM 19
19       6        1              13     10X6 WORK STA CUBE                                           ROOM 19
19      13        1              13     10X6 WORK STA CUBE                                           ROOM 19
20       1        1              13     10X6 WORK STA CUBES                                          ROOM 19
36      29        1              13     11 DRAWER MAP FILER
17      31        1              13     15" FAN                                                      ROOM 10
14      16        1              13     2 DRAWER FILE                                                UPSTAIRS
19      14        1              13     2 DRAWER FILE CAB                                            ROOM 19
19      15        1              13     2 DRAWER FILE CAB                                            ROOM 19
18      11        1              13     2 DRAWER FILE CAB.                                           ROOM 12
24      11        1              13     2 DRAWER FILE CABINET                                        #11
30      20        1              13     2 DRAWER FILE CABINET                                        #23
30      16        1              13     2 DRAWER FILE CABINET OAK                                    #22
36       8        7              13     2 DRAWER FILE CABINETS
20      21        1              13     2 DRAWER FILE HORIZ                                          ROOM 1
20      27        1              13     2 DRAWER HORIZ FILE                                          ROOM 21
16      34        2              13     D DRAWER HORIZ FILES                                         ROOM 7
27      24        1              13     2 DRAWER HORIZONTAL FILE CABINET                             #20
22       6        1              13     2 DRAWER HORIZONTAL FILING CABINET                           #3
25      28        1              13     2 DRAWER HORIZONTAL FILING CABINET                           #13
15       7        1              13     2 HOLE PUNCH                                                 ROOM 1
15      30        1              13     2 HOLE PUNCH                                                 ROOM 2
24      22        1              13     2 HOLE PUNCH                                                 #11
16       2        3              13     2 SHELF BOOK CASES                                           ROOM 2
21      25        1              13     20" WALL MOUNTED MARKER BOARD                                CONF. ROOM
14       6        1              13     2X10 WORK STA CUBE                                           19
22       3        2              13     3 BOOKSHELVES 6' HIGH OAK                                    #3
15      29        1              13     3 HOLE PUNCH                                                 ROOM 2
16      10        1              13     3 HOLE PUNCH                                                 ROOM 5
24      24        1              13     3 HOLE PUNCH                                                 #11
25       1        1              13     3 HOLE PUNCH                                                 #11
25      15        1              13     3 HOLE PUNCH                                                 #13
29      17        1              13     3 HOLE PUNCH                                                 #20
30      13        1              13     3 HOLE PUNCH                                                 #22
36      13        1              13     3 HOLE PUNCH

15 Pages                           EXHIBIT A

                                  Grp.
 Pg     #      Qty     Item No.   Code                       Description                           Location               Comments
---    ----   -----    --------   ---     -------------------------------------------------------  --------               ---------
15       5       1                13      3 HOLE PUNCH - MASTER PRODUCTS                            ROOM 1
20      29       1                13      3 HOLD PUNCH (ADJ) ROLODEX                                ROOM 21
20      28       1                13      3 SHELF BOOK CASE (WOOD)                                  ROOM 21
24      28       1                13      3X5' BULLETIN BOARD                                       #11
25       6       1                13      3X5' BULLETIN BOARD                                       #11
25      29       1                13      3X5' BULLETIN BOARD                                       #13
26       1       2                13      3X5' BULLETIN BOARD                                       #14
28      23       1                13      3X5' BULLETIN BOARD                                       #20
30      17       1                13      3X5' BULLETIN BOARD                                       #22
31      10       1                13      3X5' BULLETIN BOARD                                       #23
14      17       1                13      4 DRAWER FILE                                             UPSTAIRS
16      35       1                13      4 DRAWER FILE                                             ROOM 7
19      25       1                13      4 DRAWER FILE                                             ROOM 19
23      11       1                13      4 DRAWER FILE CABINET                                     #8
24      10       1                13      4 DRAWER FILE CABINET                                     #11
24      32       1                13      4 DRAWER FILE CABINET                                     #11
26      14       1                13      4 DRAWER FILE CABINET                                     #18
27      34       1                13      4 DRAWER FILE CABINET                                     #20
28      26       1                13      4 DRAWER FILE CABINET                                     #20
34      26       1                13      4 DRAWER FILE CABINET
22      11       1                13      4 DRAWER FILE CABINET CENTURY                             #4
26      23       2                13      4 DRAWER FILE CABINETS                                    #18
36       5      10                13      4 DRAWER FILE CABINETS
15       1       2                13      4 DRAWER FILE CABS                                        ROOM 1
20      20       1                13      4 DRAWER FILE HORIZ                                       ROOM 21
17      30       2                13      4 DRAWER FILES                                            ROOM 10
20      26       2                13      4 DRAWER FILES                                            ROOM 21
22       5       1                13      4 DRAWER FILING CABINET                                   #3
28      10       1                13      4 DRAWER FILING CABINET                                   #20
24      20       4                13      4 DRAWER FILING CABINETS PREMIER                          #11
36       6      14                13      4 DRAWER HORIZ FILE CABINETS
22      21       1                13      4 DRAWER HORIZONTAL FILE CABINET                          #6
24       8       1                13      4' HIGH BOOKCASE                                          #9
23      19       4                13      4' LONG X 10' HIGH BOOKCASES                              HALLWAY
27      10       2                13      4' LONG X 6' HIGH BOOKCASES                               #18
15       4       1                13      4 SLOT HANGING LETTER FILE                                ROOM 1
22      20       1                13      4X3 BULLETIN BOARD                                        #4
22       9       1                13      4X4 WALL MOUNTED MARKERBOARD                              #3
24      29       2                13      4X6'HIGH BOOKCASES                                        #11
22      14       1                13      4X7 DESK                                                  #4
28       1       1                13      5' HIGH BY 4' LONG BOOKCASE                               #20
28      28       1                13      5' HIGH X 4' BOOKCASE                                     #20
28      11       1                13      5' HIGH X 5' LONG BOOKCASE                                #20
23       6       1                13      5' HORIZONTAL FILE CABINET                                #8
17      13       1                13      5 SHELF BOOK CASE (METAL)                                 ROOM 7
19      26       1                13      5 SHELF BOOK CASE (WOOD)                                  ROOM 19
14       9       1                13      5 SHELF BOOK CASE METAL                                   23
16       6       2                13      5 SHELF BOOK CASES                                        ROOM 5
17      29       2                13      5 SHELF BOOK CASES                                        ROOM 10
17       1       2                13      5 SHELF BOOK CASES (WOOD)                                 ROOM 7
15      13       2                13      5 SHELF BOOK SHELVES                                      ROOM 1
15       2       1                13      5 SLOT LETTER FILE                                        ROOM 1
24      30       1                13      5X5' HIGH BOOKCASE                                        #11
16      20       1                13      5X6 FREESTANDING CUBE SECTION                             ROOM 7
21      33       1                13      6' CABINET                                                CONF. ROOM
22       4       1                13      6' HIGH 5 BOOKSHELVES                                     #3
23      10       1                13      6' HIGH BOOKSHELF                                         #8
22      27       2                13      6' HIGH X 4' LONG BOOKSHELVES                             #6
25       8       2                13      6' HIGH X 5' BOOKCASES                                    #13
15      24       1                13      6 SLOT LETTER FILE                                        ROOM 1
21      12       1                13      6' TABLE                                                  RECEPTION
22      15       1                13      6' TABLE GOES WITH DESK HAS DRAWERS                       #4
21      26       1                13      6' WALL MOUNTED MARKER BOARD W/DOORS                      CONF. ROOM
30       3       1                13      6X4' L-SHAPED DESK                                        #22
20      18       1                13      6X6 CUBE                                                  ROOM 21
14       3       1                13      6X6 WORK STA CUBE                                         21
20      10       1                13      6X6 WORK STA CUBE                                         ROOM 21
20      33       1                13      6X6 WORK STA CUBE                                         ROOM 21
29      31       8                13      6X8' CUBICLE WORKSTATIONS                                 #20
31       9       5                13      6X8' CUBICLE WORKSTATIONS                                 #23
20      24       1                13      6X8 WORK STA CUBE                                         ROOM 21
14      10       8                13      6X8 WORK STA CUBES                                        UPSTAIRS
15       3       1                13      7 SLOT LETTER FILE                                        ROOM 1
22      24       1                13      7X7 L-SHAPED DESK                                         #6
26      11       1                13      8X4' MAIL ORGANIZER STEEL                                 #14
24      31       2                13      BASIC OFFICE DESK                                         #11

                                   EXHIBIT A

                                  Grp.
 Pg     #      Qty     Item No.   Code                       Description                           Location               Comments
---    ----   -----    --------   ---     -------------------------------------------------------  --------               ---------
21      28        1               13      BLUE CHAIR - OFFICE MASTER                               CONF. ROOM
29      15        1               13      BOOKCASE 5' HIGH X 3'                                    #20
34      25        1               13      BOOKSHELF
22      18        1               13      BOOKSHELF 6'HIGH X 4' LONG                               #4
14       5        1               13      BULL BOARD                                               21
16      33        1               13      BULL BOARD                                               ROOM 7
17       2        1               13      BULL BOARD                                               ROOM 7
17      28        1               13      BULL BOARD                                               ROOM 7
15      25        1               13      BULLETIN BOARD (GRAY)                                    ROOM 1
23      23        1               13      BULLETIN BOARD 3X5                                       #17
35      13        2               13      CABINETS
29      11        1               13      CHAIR                                                    #29
21       2        4               13      CHAIRS                                                   RECEPTION
22      25        2               13      CHAIRS                                                   #6
23       5        3               13      CHAIRS                                                   #8
36      10        2               13      CHAIRS
22       1        2               13      CHAIRS - PURPLE & BLACK                                  #3
22      12        2               13      CHAIRS - PURPLE & BLACK                                  #4
28      31        1               13      CLIPBOARD                                                #20
24      19        7               13      CLIPBOARDS                                               #11
26      13       40               13      COFFEE CUPS                                              #14
26       5        1               13      COFFEE MACHINE NEWCO                                     #14
28      33        1               13      COFFEE WARMER SALTON                                     #20
14      19        7               13      CONF. CHAIRS (CLOTH)                                     UPSTAIRS
21      23       11               13      CONFERENCE CHAIRS                                        CONF. ROOM
21      22        1               13      CONFERENCE TABLE 15'X6'                                  CONF. ROOM
23       4        2               13      CUBICLE DESKS                                            #8
26      15        4               13      CUBICLE DESKS                                            #18
31       3        1               13      DATE STAMP                                               #23
21       1        2               13      DATE STAMPS                                              RECEPTOIN
36      11        1               13      DESK
15      22        1               13      DESK LAMP                                                ROOM 1
17      11        1               13      DESK LAMP                                                ROOM 7
18       2        1               13      DESK LAMP                                                ROOM 10
28       2        1               13      DESK LAMP                                                #20
28      12        1               13      DESK LAMP                                                #20
24      14        1               13      DESK ORGANIZER                                           #11
25      13        1               13      DESK ORGANIZER                                           #13
26      27        1               13      DESK ORGANIZER                                           #18
27       9        1               13      DESK ORGANIZER                                           #18
27      33        1               13      DESK ORGANIZER                                           #20
28      22        1               13      DESK ORGANIZER                                           #20
29       1        1               13      DESK ORGANIZER                                           #20
33       6        1               13      DESK ORGANIZER
25      11        1               13      DESK TABLE                                               #13
17      15        1               13      DESK TOP LETTER FILE                                     ROOM 7
19      19        9               13      DESK TOP LETTER FILES                                    ROOM 19
16      19        4               13      DESK TOP LETTER FILES                                    ROOM 5
17      12        2               13      DESK TOP LETTER FILES                                    ROOM 7
29       7        1               13      DESKTOP ORGANIZER                                        #20
30       4        1               13      DESKTOP ORGANIZER                                        #22
30      23        1               13      DESKTOP ORGANIZER                                        #23
31       2        1               13      DESKTOP ORGANIZER                                        #23
26       4        1               13      DISHWASHER GE 530                                        #14
34      23        1               13      DRAFTING TABLE
16      17        1               13      ELEC. PENCIL SHARPENER                                   ROOM 5
23       3        1               13      END TABLE                                                #8
26      28        1               13      END TABLE                                                #18
27       6        1               13      END TABLE                                                #18
22      19        1               13      END TABLE WITH DOOR                                      #4
14      21        2               13      ERASE BOARDS (DRY MARK)                                  UPSTAIRS
16      23        2               13      EXEC. CHAIRS                                             ROOM 7
21      31        1               13      EXPO DRY ERASE SYSTEM - SANFORD                          CONF. ROOM
23       2        1               13      FILE CABINET HDN                                         #8
31      12        1               13      FIRE EXTINGUISHER AMEREX                                 #24
23      20        1               13      FIRE EXTINGUISHER AMEREX A500 #MZ-038580                 HALLWAY
26       6        1               13      FIRE EXTINGUISHER AMEREX A500 MC-302992                  #14
26       9        1               13      FIRST AID KIT                                            #14
29       6        1               13      FLASHLIGHT                                               #20
30      14        1               13      FLAT HOLE                                                #22
26      12        1               13      FLOWER POT                                               #14
24      12        1               13      FOLDING CHAIR                                            #11
24      13        1               13      FOLDING COMPUTER TABLE                                   #11
24       7        1               13      FOLDING TABLE                                            #17
24      18        1               13      FOLDING TABLE                                            #11
36      26        1               13      FOLDING TABLE

                                        EXHIBIT A

                                  GRP.
 PG     #      QTY     ITEM NO.   CODE                       DESCRIPTION                           LOCATION               COMMENTS
---    ----   -----    --------   ---     -------------------------------------------------------  --------               ---------
36       9        3               13      FOLDING TABLES
32      12        1               13      FOOD ONLY REFRIGERATOR
31      24        1               13      FOOT STEP                                                #24
34      29        1               13      GREY DESK
34      24        1               13      GREY SHELF
14      12        1               13      GUEST CHAIR                                              UPSTAIRS
15      33        2               13      GUEST CHAIRS                                             ROOM 2
17      34        2               13      GUEST CHAIRS                                             ROOM 10
16       7        2               13      GUEST CHAIRS (LEATHER)                                   ROOM 5
36      18        1               13      HEAVY DUTY HOLE PUNCH
23      30        1               13      HEAVY DUTY UTILITY SCALE PELOUZE 100 LB P1085            #17
23      27        1               13      HOLE PUNCH - GBC #MHD1600                                #17
14      14        4               13      HORIZ 2 DRAWER FILES                                     UPSTAIRS
15      10        1               13      HORIZ FILE 2-DRAWER                                      ROOM 1
15      11        1               13      HORIZ FILE 2-DRAWER                                      ROOM 1
15      12        1               13      HORIZ FILE 2-DRAWER                                      ROOM 1
21      10        1               13      HORIZ FILE CABINET 2 DRAWER 3 1/2'                       RECEPTION
15      31        1               13      HORIZONTAL FILE 2-DRAWER                                 ROOM 2
16       5        2               13      HORIZONTAL FILE CABS 4-DRAWER                            ROOM 5
21      20        3               13      IN/OUT BOARD                                             RECEPTION
33      23        2               13      LAB REFRIGERATORS
21      14        1               13      LABEL IT EZ LABEL PRINTER CASIO KL-8100                  RECEPTION
33      22        1               13      LABORATORY MICROWAVE
16      21        4               13      LARGE WOOD SEC DESKS                                     ROOM 7
23       7        1               13      LEATHER CHAIR                                            #8
15      16        5               13      LETTER TRAYS                                             ROOM 1
18      33        1               13      LIGHTED VIEWING TABLE                                    ROOM 12
21       6        1               13      L-SHAPED RECEPTION DESK 6X6                              RECEPTION
23      26        1               13      MAIL ORGANIZER 4X6' STEEL                                #17
16      32        1               13      METAL 8 COMPARTMENT LETTER FILE                          ROOM 7
36       7        4               13      METAL CABINETS
36      23        1               13      METAL CART
36      12        1               13      MICROWAVE
26       7        1               13      MICROWAVE PANASONIC                                      #14
15       8        1               13      OFFICE CHAIR                                             ROOM 1
21      11        1               13      OFFICE CHAIR                                             RECEPTION
22       2        1               13      OFFICE CHAIR                                             #3
22      13        1               13      OFFICE CHAIR                                             #4
25      10        1               13      OFFICE DESK                                              #13
22       7        1               13      OFFICE DESK L-SHAPED 8X8                                 #3
35       6        1               13      PAPER CUTTER
36      20        1               13      PAPER CUTTER
18      32        1               13      PAPER CUTTER (SMALL)                                     ROOM 12
24       4        1               13      PENCIL SHARPENER - ROYAL                                 #17
30       9        1               13      PENCIL SHARPENER - ROYAL POWERPOINT                      #22
22       8        1               13      PLANT                                                    #3
22      22        1               13      PLANT                                                    #6
23       9        1               13      PLANT                                                    #8
28      27        1               13      PLANT                                                    #20
30       2        1               13      PLANT                                                    #22
21       5        3               13      PLANTS                                                   RECEPTION
28       9        1               13      PLASTIC CRATE                                            #20
24      33        4               13      PLASTIC CRATES                                           #11
24      23        1               13      PLASTIC DESK ORGANIZER                                   #11
25       4        2               13      PLASTIC DESK ORGANIZERS                                  #11
29      20        1               13      PLASTIC STORAGE CONTAINER                                #20
23      32        1               13      POSTAGE METER PITNEY BOWES A900 #8118608                 #17
29      25        1               13      PRINTER STAND                                            #20
24       1        1               13      PRINTER TAPE FED EX POWERSHIP                            #17
21       4        1               13      RECEPTION TABLE                                          RECEPTION
26       3        1               13      REFRIGERATOR WHIRLPOOL                                   #14
19       1        1               13      ROLLING FILE                                             ROOM 19
17      10        1               13      ROLODEX                                                  ROOM 7
19      22        1               13      ROLODEX                                                  ROOM 19
30       7        1               13      ROLODEX                                                  #22
31       8        1               13      ROLODEX                                                  #23
14       2        1               13      SEC CHAIR                                                21
14       4        1               13      SEC CHAIR                                                21
15       9        1               13      SEC CHAIR                                                ROOM 1
19       7        1               13      SEC CHAIR                                                ROOM 19
19      16        1               13      SEC CHAIR                                                ROOM 19
19      24        1               13      SEC CHAIR                                                ROOM 19
19      34        1               13      SEC CHAIR                                                ROOM 19
20       7        1               13      SEC CHAIR                                                ROOM 21
20      16        1               13      SEC CHAIR                                                ROOM 21
20      25        1               13      SEC CHAIR                                                ROOM 21

                                   EXHIBIT A

                                  GRP.
 PG     #      QTY     ITEM NO.   CODE                       DESCRIPTION                           LOCATION               COMMENTS
---    ----   -----    --------   ----   -------------------------------------------------------  --------               ---------

20       30      1                13     SEC CHAIR                                                ROOM 21
15       32      1                13     SEC CHAIR W/ROLLERS                                      ROOM 2
14       11      8                13     SEC CHAIRS                                               UPSTAIRS
16       22      2                13     SEC CHAIRS                                               ROOM 7
15       14      1                13     SEC DESKS                                                ROOM 1
15       34      1                13     SEC DESK (WOOD)                                          ROOM 2
17       33      1                13     SEC CHAIR                                                ROOM 10
18       13      2                13     SEC CHAIRS                                               ROOM 12
19        4      2                13     SEC CHAIRS                                               ROOM 19
16       18      1                13     SEC. EXEC. CHAIR LEATHER                                 ROOM 5
28       29      1                13     SENSAPHONE PHONETICS 839-BA-00886                        #20
20       22      1                13     SHARP CALCULATOR EL21926                                 ROOM 21
23       24      1                13     SHREDDER SHREDEX CROCODILE C-1000 #822952                #17
29       26      1                13     SMALL DESK                                               #20
21       19      1                13     SPACE HEATER 1500 WTS LAKEWOOD 711                       RECEPTION
36       30      1                13     SPACE HEATER RIVAL TITAN
29        8      1                13     SPACEMAKER PORTABLE FILES ROGERS                         #20
16        1      1                13     STAPLER                                                  ROOM 2
16       15      1                13     STAPLER                                                  ROOM 5
17        9      1                13     STAPLER                                                  ROOM 7
25        2      1                13     STAPLER                                                  #11
25       14      1                13     STAPLER                                                  #13
27        8      1                13     STAPLER                                                  #18
28       19      1                13     STAPLER                                                  #20
28       35      1                13     STAPLER                                                  #20
29       13      1                13     STAPLER                                                  #20
29       21      1                13     STAPLER                                                  #20
30        5      1                13     STAPLER                                                  #22
30       31      1                13     STAPLER                                                  #23
15        6      1                13     STAPLER - GBC BATES                                      ROOM 1
21       21      1                13     STAPLER & TAPE DISPENSER                                 RECEPTION
23        1      1                13     STAPLER & TAPE DISPENSER                                 #8
15       17      1                13     STAPLER HD - ROSETEC RT 250                              ROOM 1
24       25      1                13     STAPLER SWINGLINE                                        #11
26       25      1                13     STAPLER SWINGLINE                                        #18
28        3      1                13     STAPLER SWINGLINE                                        #20
17       27      2                13     STAPLERS                                                 ROOM 7
24        5      3                13     STAPLERS                                                 #17
26       16      4                13     STAPLERS                                                 #18
29       27      3                13     STAPLERS                                                 #20
36       19     11                13     STAPLERS
25        5      1                13     STEP STOOL                                               #11
22       23      1                13     SWIVEL CHAIR                                             #6
23        8      1                13     SWIVEL CHAIR                                             #8
26       22      1                13     SWIVEL CHAIR                                             #18
27       23      1                13     SWIVEL CHAIR                                             #20
28        5      1                13     SWIVEL CHAIR                                             #20
28       13      1                13     SWIVEL CHAIR                                             #20
28       30      1                13     SWIVEL CHAIR                                             #20
29       22      1                13     SWIVEL CHAIR                                             #20
30       24      1                13     SWIVEL CHAIR                                             #23
31        5      1                13     SWIVEL CHAIR                                             #23
31       11      1                13     SWIVEL CHAIR                                             #24
35        1      1                13     SWIVEL CHAIR                                             SUPPLY HUT
36       22      1                13     SWIVEL CHAIR
23       29      2                13     SWIVEL CHAIRS                                            #17
24       21      2                13     SWIVEL CHAIRS                                            #11
27        1      2                13     SWIVEL CHAIRS                                            #18
27       31      2                13     SWIVEL CHAIRS                                            #20
30       28      2                13     SWIVEL CHAIRS                                            #23
25        9      1                13     SWIVEL OFFICE CHAIR                                      #13
30       15      1                13     SWIVEL OFFICE CHAIR                                      #22
22       26      1                13     TABLE (SIZE OF CARDBOARD TABLE)                          #6
31       25      2                13     TABLES                                                   #24
36       14      1                13     TABLETOP FOLDERS PITNEY BOWES 1820 0412293                                      #0412293
14       13      1                13     TALL BOOKCASE                                            UPSTAIRS
16       16      1                13     TAPE DISPENSER                                           ROOM 5
16       28      1                13     TAPE DISPENSER                                           ROOM 7
17       14      1                13     TAPE DISPENSER                                           ROOM 7
17       26      2                13     TAPE DISPENSER                                           ROOM 7
24       26      1                13     TAPE DISPENSER                                           #11
25       17      1                13     TAPE DISPENSER                                           #13
26       26      1                13     TAPE DISPENSER                                           #18
27        5      1                13     TAPE DISPENSER                                           #18
27       29      1                13     TAPE DISPENSER                                           #20
28        4      1                13     TAPE DISPENSER                                           #20

                                   EXHIBIT A

                                  GRP.
 PG     #      QTY     ITEM NO.   CODE                       DESCRIPTION                           LOCATION               COMMENTS
---    ----   -----    --------   ----   -------------------------------------------------------  --------               ---------
28       18      1                13     TAPE DISPENSER                                           #20
28       32      1                13     TAPE DISPENSER                                           #20
30        6      1                13     TAPE DISPENSER                                           #22
30       33      1                13     TAPE DISPENSER                                           #23
36       17     18                13     TAPE DISPENSER
24        6      3                13     TAPE DISPENSERS                                          #17
29       28      2                13     TAPE DISPENSERS                                          #20
24        3      3                13     TAPE GUNS                                                #17
26        8      1                13     TOASTER OVEN BLACK & DECKER SPACEMAKER                   #14
28       21      1                13     TOSHIBA PHONE EKT6520-SD                                 #20
26       10      2                13     TRASH CANS                                               #14
14       20      1                13     TRIPOD DISPLAY BOARD                                     UPSTAIRS
21       34      1                13     TV STAND                                                 CONF. ROOM
30       21      1                13     TYPEWRITER STAND                                         #23
                                         VELOBIND PRESENTATION SYSTEMS - GENERAL BINDING CORP
23       25      1                13     470KN #GB06497                                           #17
35        2      1                13     VISITING CHAIR
25        7      2                13     VISITING CHAIRS                                          #13
30        1      2                13     VISITING CHAIRS                                          #22
21       27      1                13     WALL CLOCK EMPIRE 102183                                 CONF. ROOM
23       21      1                13     WATER COOLER                                             HALLWAY
26        2      1                13     WATER COOLER #97117121                                   #14
23       31      1                13     WEIGHT CLASSIFIER PITNEY BOWES                           #17
14       18      1                13     WOOD CONF. TABLE                                         UPSTAIRS
14        7      1                13     WOOD DESK                                                23
16        8      1                13     WOOD DESK (REGULAR)                                      ROOM 5
16        9      1                13     WOOD DESK (SMALL)                                        ROOM 5
17       32      2                13     WOOD SEC. DESKS                                          ROOM 10
32        8      4                14     1 1/2" BLOWERS
37        2      1                14     1" IMPACT WRENCH AIR
36       34      1                14     AIR CHISEL
36       35      1                14     ATLAS NIBLER AIR DRIVEN
32        7      2                14     BLOWERS 2"
35       33      3                14     DROP CORDS
33        9      2                14     DRUM VACS
37        1      1                14     EMPTY TOOLBOX
35       32      1                14     EXPLOSION LIGHTS DROP CORD
35       28      5                14     FENCE POST POUNDERS
35        8      2                14     FLASHLIGHTS
33       15      1                14     HYDRAULIC AUGER LITTLE BEAVER
33       24   MISC                14     HYDRAULIC JACKS MISC.
33       17      8                14     JACKSTANDS
 4        2      1                14     LADDER - 10' STEP
 4        1      1                14     LADDER - 12' STEP
 4        4      5                14     LADDER - 16' EXTENSION
 4        3      1                14     LADDER - 20' EXTENSION
 3       32      4                14     LADDER - 8' STEP
35        3      1                14     MATIKA DRILL
33        8      1                14     MANUAL HAND PUMP 55 GAL DRUM
36       33   MISC                14     MISC. HAND TOOLS
30       18      1                14     PICK AXE                                                 #22
 4       18   MISC                14     ASSORTED
 4        6   MISC                14     SHOVELS, RAKES, BROOMS - ASSORTED
35       16      1                14     SKIL 6" BENCH GRINDER
35        7      1                14     SKIL CORDLESS DRILL
 4       14   MISC                14     ASSORTED
35       31      1                14     TRIPOD VICE
33       30      1                14     VACUUM PUMP BECKER PUMP
 4        5      4                14     WHEEL BARROW
33       25      4                14     WRENCHES
 5       15   MISC        MISC    15     BOOTIES - ALL TYPES
 6       14   MISC        MISC    15     CARTRIDGES - ALL TYPES
 5       18   MISC        MISC    15     COVERALLS - ALL TYPES
 6        1   MISC        MISC    15     GLOVES - ALL TYPES
 5       10   MISC        MISC    15     LEVEL A & B PROTECTIVE GEAR
                                         LEVEL C PROTECTIVE GEAR (INCLUDES TYVEK, BOOTS, HARD
                                         HATS, GOGGLES (OR EQUIVALENT), NITRILE GLOVES,
                                         DISPOSABLE GLOVE LINERS, AIR PURIFYING RESPIRATORS
 5       11   MISC        MISC    15     (APR) W/CARTRIDGES AND EAR PLUGS)
                                         LEVEL D PROTECTIVE GEAR (INCLUDES ALL OF THE ABOVE
 5       12   MISC        MISC    15     EXCEPT APR'S)
 5       17      5        1239LA  15     PVC STEEL TOES BOOTS
 5       34   MISC        MISC    15     RAINGEAR - ASSORTED
 6       23      2        1111LA  15     RESPIRATOR - 1/2 FACE
 6       25      9        1112LA  15     RESPIRATOR - FULL FACE
 6       20      7        1109LA  15     RESPIRATOR LENS COVER

15 Pages                             EXHIBIT A


                                  GRP
 PG     #      QTY.    ITEM NO.   CODE                       DESCRIPTION                 LOCATION          COMMENTS
---    ----   -----    --------   ---     -------------------------------------------    --------          ---------
 5     30      MISC     MISC       15     TYVEK -ALL SIZES
 5     39      MISC     1151LA     15     WORK VEST
15     19       1                  16     12 DIGIT CALC W/TAPE SHARP EL21976II            ROOM 1
31     1        1                  16     12" X 12" SPEAKER                               #23
40     11       1                  16     14" SVGA MONITOR #TBD                           STORAGE
40     12       1                  16     14" SVGA MONITOR #TBD                           STORAGE
40     13       1                  16     14" SVGA MONITOR #TBD                           STORAGE
40     14       1                  16     14" SVGA MONITOR #TBD                           STORAGE
40     15       1                  16     14" SVGA MONITOR #TBD                           STORAGE
40     16       1                  16     14" SVGA MONITOR #TBD                           STORAGE
40     17       1                  16     14" SVGA MONITOR #TBD                           STORAGE
40     4        1                  16     19" MONITOR HP ULTRA VGA 1600 #JP54317593       GIS/CADD
16     25       1                  16     40X MAX COMPUTER                                ROOM 7
27     22       1                  16     586-100/16/1000 #504008                         #20
27     20       1                  16     586-100/16/833 PROSYSTEMS 08521                 #20
27     21       1                  16     586-150/16/1585 #AZ01                           #20
17     17       1                  16     ACER MONITOR                                    ROOM 7
22     28       1                  16     A-MATIC MOUSE 921678011                         #6
31     20       1                  16     BACKUP TAPE HP SURE STORE TAPE 5000             #24
20     34       1                  16     CALCULATOR                                      ROOM 21
21     13       1                  16     CALCULATOR CASIO DL-220 #1232539                RECEPTION
14     1        1                  16     CALCULATOR SHARP EL1197GII                      21
20     32       1                  16     CANNON P120DH CALCULATOR                        ROOM 21
34     30       1                  16     CASIO CALCULATOR
20     9        1                  16     CASIO CALCULATOR HD DL22OR                      ROOM 21
31     26       1                  16     CD PLAYER TEAC PD-D860                          #24
40     2        1                  16     CD-ROM WRITER MICRONET MCDPRO/ADD #K507209      GIS/CADD
17     3        1                  16     CMAX COMPUTER W/ZIP                             ROOM 7
15     21       1                  16     COMP.MOITOR - SCEPTRE                           ROOM 1
17     16       1                  16     COMPUTER                                        ROOM 7
17     23       1                  16     COMPUTER                                        ROOM 7
19     27       1                  16     COMPUTER                                        ROOM 19
38     1        1                  16     COMPUTER                                        COOPER, MONICA   INT 56K; 44XCDROM; INT
                                                                                                           100MB ZIP
38     3        1                  16     COMPUTER                                        GLAZER, DEAN     NIC
38     4        1                  16     COMPUTER                                        IKEMOTO, RICK    32X CD-R0M
                                                                                                           14.4 INT MODEM; 8X
                                                                                                           CD-ROM;
38     5        1                  16     COMPUTER                                        OPEN             SLOW ON NETWORK
38     6        1                  16     COMPUTER                                        SMITH, MARY PAT  8X CD-ROM, INT 28.8 MODEM
38     7        1                  16     COMPUTER                                        FILE SERVER      EXT HP 5000 TAPE BACKUP
                                                                                                           & CD ROM
38     8        1                  16     COMPUTER                                        NUSENOW, MATT    ROM
38     9        1                  16     COMPUTER                                        NUSENOW, MATT    14.4 INT. MODEM
38     10       1                  16     COMPUTER                                        PO STATION       PANASONIC KX P2135 DOT
                                                                                                           MATRIX PRINTER
38     11       1                  16     COMPUTER                                        MASSOUD, RAY
38     12       1                  16     COMPUTER                                        EDMUND, BILL     14.4 INT. MODEM
38     13       1                  16     COMPUTER                                        OPEN             14.4 INT. MODEM
38     14       1                  16     COMPUTER                                        ISLAS, MICHELLE  56K INT. MODEM
38     15       1                  16     COMPUTER                                        OPEN             FORMER FOSTER
38     16       1                  16     COMPUTER                                        SALCEDO, VICTOR  461 MB IN BAD SECTORS
38     17       1                  16     COMPUTER                                        OPEN             FORMER NAFARRETE
38     18       1                  16     COMPUTER                                        RECEPTIONIST     56K INT MODEM
38     19       1                  16     COMPUTER                                        INTERNET         33.6 EXTERNAL MODEM
                                                                                                           LOST CONNECTION; MISSING
38     20       1                  16     COMPUTER                                        GIS              LINK TO DATABASE
38     21       1                  16     COMPUTER                                        SCANNER          SCANNER, WRITEABLE CD-ROM
38     22       1                  16     COMPUTER                                        BEDOY, DARRYL    28.8 INT. MODEM,
                                                                                                           CD-ROM4X4
38     23       1                  16     COMPUTER                                        OPEN             FORMER JOHSON STATION
38     24       1                  16     COMPUTER                                        COTTON, MAUREEN  28.8 INT MODEM
38     25       1                  16     COMPUTER                                        MUNOZ, LAURA     28.8 INT MODEM
38     26       1                  16     COMPUTER                                        OPEN             FORMER MARKET
38     27       1                  16     COMPUTER                                        MARKETING        EXT. HP SCANJETT II; 40X
                                                                                                           CDROM
38     28       1                  16     COMPUTER                                        GILBERT, KEITH   33.6 EXT. MODEM, CD-ROM
38     29       1                  16     COMPUTER                                        OPEN             14.4 INT. MODEM, CD-ROM
38     30       1                  16     COMPUTER                                        SONES,PAUL       28.8 INT. MODEM, CD-ROM
38     31       1                  16     COMPUTER                                        DADPOUR, BRUCE   14.4 EXT. MODEM, CD-ROM
38     32       1                  16     COMPUTER                                        ENGINEERING      14.4 INT. MODEM
                                                                                                           W/DIRECTSOFT
38     33       1                  16     COMPUTER                                        MANNING, BRIAN   PORTABLE09-WINBOOK,
                                                                                                           DOCKING STATION
                                                                                                           PORTABLE 11 - WINBOOK,
                                                                                                           HAS BOOT PROBLEMS; UNABLE
38     34       1                  16     COMPUTER                                        PORTABLE11       TO READ A: DRIVE; DS2
38     35       1                  16     COMPUTER                                        ALBERTSON, MIKE  PORTABLE08-WINBOOK,
                                                                                                           DOCKING STATION
38     36       1                  16     COMPUTER                                        PORTABLE05       PORTABLE05 - WINBOOK;
                                                                                                           PLC5; DS1
38     37       1                  16     COMPUTER                                        BEDOY, DAYRRL    PORTABLE02 - TOSHIBA
38     38       1                  16     COMPUTER                                        MANNING, BRIAN   PORTABLE04 - WINBOOK;
                                                                                                           TIMBERLINE; DS1
38     39       1                  16     COMPUTER                                        STAND BY         UPSTAIRS
38     40       1                  16     COMPUTER                                        FORMER SERVER    FORMER FILE SERVER
38     41       1                  16     COMPUTER                                        PCANYWHERE       33.6 EXT. MODEM
38     42       1                  16     COMPUTER                                        STAND BY         UPSTAIRS, 14.4 INT. MODEM
                                                                                                           DOS 6.22

15 Pages                           EXHIBIT A

====================================================================================================================================
                           GRP
PG   #   QTY.  ITEM NO.   CODE                        DESCRIPTION                         LOCATION            COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
38  43    1                16   COMPUTER                                                  STAND BY     FORMER MILLER STATION
------------------------------------------------------------------------------------------------------------------------------------
38  44    1                16   COMPUTER                                                  STAND BY     UPSTAIRS, DOS 5.0
------------------------------------------------------------------------------------------------------------------------------------
38  45    1                16   COMPUTER                                                  STAND BY     UPSTAIRS, EISA, SCSI, DOS 5.0
------------------------------------------------------------------------------------------------------------------------------------
38  46    1                16   COMPUTER                                                  SURPLUS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       UPSTAIRS, MAY NEED NEW
38  47    1                16   COMPUTER                                                  STAND BY     HARD DRIVE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PORTABLE07 - WINBOOK, ENG
38  48    1                16   COMPUTER                                                  PORTABLE07   SYSTEM PROGRAMS; DS2
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PORTABLE03 - WINBOOK,
                                                                                                       MONOCHROME, POWER FAILURE -
38  49    1                16   COMPUTER                                                  PORTABLE03   DO NOT USE
------------------------------------------------------------------------------------------------------------------------------------
38  50    1                16   COMPUTER                                                  SURPLUS
------------------------------------------------------------------------------------------------------------------------------------
38  51    1                16   COMPUTER                                                  SURPLUS
------------------------------------------------------------------------------------------------------------------------------------
38  52    1                16   COMPUTER                                                  SURPLUS
------------------------------------------------------------------------------------------------------------------------------------
38  53    1                16   COMPUTER                                                  SURPLUS
------------------------------------------------------------------------------------------------------------------------------------
38  54    1                16   COMPUTER                                                  SURPLUS
------------------------------------------------------------------------------------------------------------------------------------
38  55    1                16   COMPUTER                                                  SMITH, KEVIN
------------------------------------------------------------------------------------------------------------------------------------
38  56    1                16   COMPUTER                                                  SURPLUS
------------------------------------------------------------------------------------------------------------------------------------
38  57    1                16   COMPUTER                                                  LAB          CHROMATOGRAM
------------------------------------------------------------------------------------------------------------------------------------
18  21    1                16   COMPUTER - PENTIUM                                        ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
18  28    1                16   COMPUTER - PENTIUM                                        ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
18   9    1                16   COMPUTER (SERVER) FIERY 2X6                               ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
28  17    1                16   COMPUTER SPEAKERS HI-TEX CP-18                            #20
------------------------------------------------------------------------------------------------------------------------------------
40   5    1                16   CONCENTRATOR HUB SYNOPTICS LATTIS HUB 280 # TBD           FILE SERVER
------------------------------------------------------------------------------------------------------------------------------------
40   6    1                16   CONCENTRATOR HUB SYNOPTICS LATTIS HUB 280 # TBD           FILE SERVER
------------------------------------------------------------------------------------------------------------------------------------
40   7    1                16   CONCENTRATOR HUB SYNOPTICS LATTIS HUB 280 # TBD           FILE SERVER
------------------------------------------------------------------------------------------------------------------------------------
40   8    1                16   CONCENTRATOR HUB SYNOPTICS LATTIS HUB 280 # TBD           FILE SERVER
------------------------------------------------------------------------------------------------------------------------------------
40   9    1                16   CONCENTRATOR HUB SYNOPTICS LATTIS HUB 280 # TBD           FILE SERVER
------------------------------------------------------------------------------------------------------------------------------------
29  30    1                16   COPIER XEROX 230ST                                        #20
------------------------------------------------------------------------------------------------------------------------------------
23  22    1                16   COPIER XEROX 5895                                         #17
------------------------------------------------------------------------------------------------------------------------------------
18  35    1                16   COPY MACHINE HP DESK JET 1200C/PS                         ROOM 19
------------------------------------------------------------------------------------------------------------------------------------
14   8    1                16   COPY MACHINE SHARP SF-7750                                23
------------------------------------------------------------------------------------------------------------------------------------
18  34    3                16   COPY MACHINES HP LASER JET 4 PLUS                         ROOM 19
------------------------------------------------------------------------------------------------------------------------------------
23  35    1                16   CPU UNIT                                                  #17
------------------------------------------------------------------------------------------------------------------------------------
22  31    1                16   CPU UNIT #0101432X5                                       #6
------------------------------------------------------------------------------------------------------------------------------------
21  18    1                16   CPU UNIT 08606 PROSYSTEMS                                 RECEPTION
------------------------------------------------------------------------------------------------------------------------------------
26  19    1                16   CPU UNIT 1994 #0901286X4                                  #18
------------------------------------------------------------------------------------------------------------------------------------
27  17    1                16   CPU UNIT 33/4/209 #0101051X4                              #20
------------------------------------------------------------------------------------------------------------------------------------
27  18    1                16   CPU UNIT 33/4/333 #0501183X4                              #20
------------------------------------------------------------------------------------------------------------------------------------
27  16    1                16   CPU UNIT 33/8/333 #0501188X4                              #20
------------------------------------------------------------------------------------------------------------------------------------
25  24    1                16   CPU UNIT 486                                              #13
------------------------------------------------------------------------------------------------------------------------------------
27  13    1                16   CPU UNIT 486-33/4/209 #0101052X4                          #20
------------------------------------------------------------------------------------------------------------------------------------
27  15    1                16   CPU UNIT 486-33/4/532 #0101053X4                          #20
------------------------------------------------------------------------------------------------------------------------------------
27  12    1                16   CPU UNIT 486-33/8/209 #1479                               #20
------------------------------------------------------------------------------------------------------------------------------------
27  11    1                16   CPU UNIT 486-66                                           #20
------------------------------------------------------------------------------------------------------------------------------------
27  14    1                16   CPU UNIT 486-66/43/C:831 #0301167X4                       #20
------------------------------------------------------------------------------------------------------------------------------------
29  16    1                16   CPU UNIT 586 PROSYSTEMS                                   #20
------------------------------------------------------------------------------------------------------------------------------------
29   5    1                16   CPU UNIT 586/100 PROSYSTEMS                               #20
------------------------------------------------------------------------------------------------------------------------------------
26  34    1                16   CPU UNIT 586-100/9/640 MACRO TECHNOLOGIES                 #18
------------------------------------------------------------------------------------------------------------------------------------
31   7    1                16   CPU UNIT 586-90/16/1800                                   #23
------------------------------------------------------------------------------------------------------------------------------------
31  19    1                16   CPU UNIT ALPHA MICROSYSTEMS                               #24
------------------------------------------------------------------------------------------------------------------------------------
23  17    1                16   CPU UNIT AMERICAN SYSTEC PENTIUM ASC078 #016925           #8
------------------------------------------------------------------------------------------------------------------------------------
28  25    1                16   CPU UNIT MAGITRONIC                                       #20
------------------------------------------------------------------------------------------------------------------------------------
29  19    1                16   CPU UNIT PENTIUM                                          #20
------------------------------------------------------------------------------------------------------------------------------------
31  18    1                16   CPU UNIT STRATEGY VOICE PROCESSING                        #24
------------------------------------------------------------------------------------------------------------------------------------
24   2    1                16   DOT MATRIZ PRINTER                                        #17
------------------------------------------------------------------------------------------------------------------------------------
18  31    1                16   ELEC. DRAWING BOARD                                       ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
21  32    1                16   ELECTAGRAPHIC III PLUS PROJECTOR - KODAK #A-615015        CONF. ROOM
------------------------------------------------------------------------------------------------------------------------------------
18  19    1                16   ELECTRONIC DRAWING TABLET HURTA XGT                       ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
26  29    1                16   ELETRONIC TYPEWRITER IBM WHEELWRITER 3                    #18
------------------------------------------------------------------------------------------------------------------------------------
21   9    1                16   ELETRONIC TYPEWRITER IBM WHEELWRITER SERIES II #102126    RECEPTION
------------------------------------------------------------------------------------------------------------------------------------
30  22    1                16   ELECTRONIC TYPEWRITER SILVER REED EZ50                    #23
------------------------------------------------------------------------------------------------------------------------------------
16  29    1                16   EVERVIEW MONITOR                                          ROOM 7
------------------------------------------------------------------------------------------------------------------------------------
18  26    1                16   EXTERNAL CD DRIVE MICRONET MASTER CD 4X                   ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
18  18    1                16   EXTERNAL POWER CONVERTER                                  ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
20  15    1                16   FAX MODEM - US ROBOTICS 33.6                              ROOM 21
------------------------------------------------------------------------------------------------------------------------------------
31  21    1                16   FILE SERVER AIR PROVESIA                                  #24
------------------------------------------------------------------------------------------------------------------------------------
31  22    1                16   FILE SERVER AIR PROVESIA                                  #24
------------------------------------------------------------------------------------------------------------------------------------
27  19    1                16   FILE SERVER COLORADO 350                                  #20
------------------------------------------------------------------------------------------------------------------------------------
18  25    1                16   FLAT TOP SCANNER - MICROTEK SCANMAKER III                 ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
18  14    1                16   HP COMPUTER VECTA XU                                      ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
17  19    1                16   HP COPIER LASERJET 4 PLUS                                 ROOM 7
------------------------------------------------------------------------------------------------------------------------------------
18  10    1                16   HP DESIGN JET 650C COPY MACHINE                           ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
16   4    1                16   KEYBOARD                                                  ROOM 2
------------------------------------------------------------------------------------------------------------------------------------
17   4    1                16   KEYBOARD                                                  ROOM 7
------------------------------------------------------------------------------------------------------------------------------------
17   6    1                16   KEYBOARD                                                  ROOM 7
------------------------------------------------------------------------------------------------------------------------------------
18   4    1                16   KEYBOARD                                                  ROOM 10
------------------------------------------------------------------------------------------------------------------------------------
18  15    1                16   KEYBOARD                                                  ROOM 12
====================================================================================================================================

15 Pages                           EXHIBIT A

====================================================================================================================================
                          GRP
Pg   #    QTY.  ITEM NO.  CODE                      DESCRIPTION                             LOCATION          COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
18   22    1               16    KEYBOARD                                                   ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
18   29    1               16    KEYBOARD                                                   ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
19   10    1               16    KEYBOARD                                                   ROOM 19
------------------------------------------------------------------------------------------------------------------------------------
19   29    1               16    KEYBOARD                                                   ROOM 19
------------------------------------------------------------------------------------------------------------------------------------
20    4    1               16    KEYBOARD                                                   ROOM 21
------------------------------------------------------------------------------------------------------------------------------------
20   13    1               16    KEYBOARD                                                   ROOM 21
------------------------------------------------------------------------------------------------------------------------------------
25   19    1               16    KEYBOARD                                                   #13
------------------------------------------------------------------------------------------------------------------------------------
27   28    1               16    KEYBOARD                                                   #20
------------------------------------------------------------------------------------------------------------------------------------
23   33    1               16    KEYBOARD - FEDEX POWERSHIP                                 #17
------------------------------------------------------------------------------------------------------------------------------------
25   25    1               16    KEYBOARD #00078804                                         #13
------------------------------------------------------------------------------------------------------------------------------------
31   16    1               16    KEYBOARD #C950538907                                       #24
------------------------------------------------------------------------------------------------------------------------------------
31   15    1               16    KEYBOARD #J964115316                                       #24
------------------------------------------------------------------------------------------------------------------------------------
30   10    1               16    KEYBOARD #J964134511                                       #22
------------------------------------------------------------------------------------------------------------------------------------
23   18    1               16    KEYBOARD #K743807292                                       #8
------------------------------------------------------------------------------------------------------------------------------------
29    3    1               16    KEYBOARD #T202050941                                       #20
------------------------------------------------------------------------------------------------------------------------------------
31   23    1               16    KEYBOARD AIR PROVEISIA                                     #24
------------------------------------------------------------------------------------------------------------------------------------
22   29    1               16    KEYBOARD CE C66134117                                      #6
------------------------------------------------------------------------------------------------------------------------------------
28   14    1               16    KEYBOARD FKB4600 #H2108149                                 #20
------------------------------------------------------------------------------------------------------------------------------------
24   16    1               16    KEYBOARD LITE ON SK300RN #C941219519                       #11
------------------------------------------------------------------------------------------------------------------------------------
29   10    1               16    KEYBOARD NEC 855501162M                                    #20
------------------------------------------------------------------------------------------------------------------------------------
21   17    1               16    KEYBOARD NMB TECHNOLOGIES MODEL RT8255CWT #B2150582        RECEPTION
------------------------------------------------------------------------------------------------------------------------------------
26   33    1               16    KEYBOARD RT82555 #B2151202                                 #18
------------------------------------------------------------------------------------------------------------------------------------
26   21    1               16    KEYBOARD RT8255C+ #A1652381                                #18
------------------------------------------------------------------------------------------------------------------------------------
31    6    1               16    KEYBOARD RT8255CWT #B2151253                               #23
------------------------------------------------------------------------------------------------------------------------------------
28    8    1               16    KEYBOARD SK-3000RN #C941219565                             #20
------------------------------------------------------------------------------------------------------------------------------------
15   23    1               16    KEYBOARD W/MOUSE                                           ROOM 1
------------------------------------------------------------------------------------------------------------------------------------
16   12    1               16    KEYBOARD W/MOUSE                                           ROOM 5
------------------------------------------------------------------------------------------------------------------------------------
17   18    1               16    KEYBOARD W/MOUSE                                           ROOM 7
------------------------------------------------------------------------------------------------------------------------------------
17   24    1               16    KEYBOARD W/MOUSE                                           ROOM 7
------------------------------------------------------------------------------------------------------------------------------------
19   35    1               16    KEYBOARDS                                                  ROOM 19
------------------------------------------------------------------------------------------------------------------------------------
20   35    1               16    LAPTOP W/DISK DRIVE (WINBOOK XP)                           ROOM 21
------------------------------------------------------------------------------------------------------------------------------------
25   12    1               16    LAPTOP COMPUTER WINBOOK XP ANL-4 #10AUA00693               #13
------------------------------------------------------------------------------------------------------------------------------------
25   22    1               16    LAPTOP HOLDER ASE TECHNOLOGIES D2                          #13
------------------------------------------------------------------------------------------------------------------------------------
27   27    1               16    LAPTOP HOLDER ASE TECHNOLOGIES D3I #1195410110             #20
------------------------------------------------------------------------------------------------------------------------------------
30   12    1               16    LAPTOP HOLDER ASE TECHNOLOGY                               #22
------------------------------------------------------------------------------------------------------------------------------------
25   21    1               16    LAPTOP WINBOOK XP5 ANL-4                                   #13
------------------------------------------------------------------------------------------------------------------------------------
18   12    1               16    LARGE WORK STATION - 3 WALLS                               ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
21   16    1               16    LOGITECH MOUSE LZA50414146                                 RECEPTION
------------------------------------------------------------------------------------------------------------------------------------
18    3    1               16    MAGITRONIC COMPUTER                                        ROOM 10
------------------------------------------------------------------------------------------------------------------------------------
16   30    1               16    MICROSOFT KEYBOARD                                         ROOM 7
------------------------------------------------------------------------------------------------------------------------------------
23   15    1               16    MICROSOFT MOUSE #05936610                                  #8
------------------------------------------------------------------------------------------------------------------------------------
28   24    1               16    MODEM US ROBOTICS SPORTSTER 33.6                           #20
------------------------------------------------------------------------------------------------------------------------------------
                                 MODEM US ROBOTICS SPORTSTER 33.6 FAX MODEM
25   23    1               16    #0008390262024123                                          #13
------------------------------------------------------------------------------------------------------------------------------------
17   25    1               16    MONITOR                                                    ROOM 7
------------------------------------------------------------------------------------------------------------------------------------
18    6    1               16    MONITOR                                                    ROOM 10
------------------------------------------------------------------------------------------------------------------------------------
18   24    1               16    MONITOR                                                    ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
23   34    1               16    MONITOR                                                    #17
------------------------------------------------------------------------------------------------------------------------------------
19   12    1               16    MONITOR - ORCHESTRA TRUMPET 14"                            ROOM 19
------------------------------------------------------------------------------------------------------------------------------------
16   13    1               16    MONITOR - SOCOS                                            ROOM 5
------------------------------------------------------------------------------------------------------------------------------------
29    2    1               16    MONITOR 14" 1987 ARCUS DCM-1589                            #20
------------------------------------------------------------------------------------------------------------------------------------
27    3    1               16    MONITOR 14" 1991 AAMAZING CM8428SX # 10704066              #18
------------------------------------------------------------------------------------------------------------------------------------
27   30    1               16    MONITOR 14" 1995 MIKRO ELECTRONICS                         #20
------------------------------------------------------------------------------------------------------------------------------------
29   12    1               16    MONITOR 14" EVERVIEW                                       #20
------------------------------------------------------------------------------------------------------------------------------------
31   13    1               16    MONITOR 14" LOADING TECHNOLOGY                             #24
------------------------------------------------------------------------------------------------------------------------------------
25   26    1               16    MONITOR 14" ORCHESTRA 1994 TRUMPET #KL44347                #13
------------------------------------------------------------------------------------------------------------------------------------
30   11    1               16    MONITOR 14" PACKARD BELL #92465466                         #22
------------------------------------------------------------------------------------------------------------------------------------
23   14    1               16    MONITOR 14" SPECTRE 1995                                   #8
------------------------------------------------------------------------------------------------------------------------------------
26   18    1               16    MONITOR 14" SPECTRE 1996                                   #18
------------------------------------------------------------------------------------------------------------------------------------
31   14    1               16    MONITOR 14" TRUMPET 14                                     #24
------------------------------------------------------------------------------------------------------------------------------------
31    4    1               16    MONITOR 15" 1995 GM #CX-2158D6                             #23
------------------------------------------------------------------------------------------------------------------------------------
26   32    1               16    MONITOR 15" GOLDSTAR 1505 #257B5B01847A                    #18
------------------------------------------------------------------------------------------------------------------------------------
25   20    1               16    MONITOR 15" GOLDSTAR 1995 1505 #257B8B01898A               #13
------------------------------------------------------------------------------------------------------------------------------------
24   15    1               16    MONITOR GOLDSTAR 1995 1505 #257353011712A                  #11
------------------------------------------------------------------------------------------------------------------------------------
28    7    1               16    MONITOR MAGNAVOX CM2015D1 #54791402                        #20
------------------------------------------------------------------------------------------------------------------------------------
22   30    1               16    MONITOR NEC MULTISYNC 4D                                   #6
------------------------------------------------------------------------------------------------------------------------------------
19   28    1               16    MONITOR ORCHESTRA TRUMP 14"                                ROOM 19
------------------------------------------------------------------------------------------------------------------------------------
20    3    1               16    MONITOR SCEPTRE 14"                                        ROOM 21
------------------------------------------------------------------------------------------------------------------------------------
18   17    1               16    MONITOR VIEW SCENIC 17GS                                   ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
17    7    1               16    MOUSE                                                      ROOM 7
------------------------------------------------------------------------------------------------------------------------------------
18    5    1               16    MOUSE                                                      ROOM 10
------------------------------------------------------------------------------------------------------------------------------------
18   16    1               16    MOUSE                                                      ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
18   23    1               16    MOUSE                                                      ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
18   30    1               16    MOUSE                                                      ROOM 12
------------------------------------------------------------------------------------------------------------------------------------
19   11    1               16    MOUSE                                                      ROOM 19
------------------------------------------------------------------------------------------------------------------------------------
19   30    1               16    MOUSE                                                      ROOM 19
====================================================================================================================================

                                   EXHIBIT A

===================================================================================================================================
                                  Grp
 Pg     #      Qty.    Item No.   Code                       Description                                Location         Comments
---    ----   -----    --------   ----    -------------------------------------------------------       --------         ---------
20       5        1               16      MOUSE                                                         ROOM 21
-----------------------------------------------------------------------------------------------------------------------------------
20      14        1               16      MOUSE                                                         ROOM 21
-----------------------------------------------------------------------------------------------------------------------------------
25      18        1               16      MOUSE                                                         #13
-----------------------------------------------------------------------------------------------------------------------------------
16      31        1               16      MOUSE DEXXA                                                   ROOM 7
-----------------------------------------------------------------------------------------------------------------------------------
26      20        1               16      MOUSE DEXXA #LC2942006943                                     #18
-----------------------------------------------------------------------------------------------------------------------------------
29       4        1               16      MOUSE DEXXA #LC4543012511                                     #20
-----------------------------------------------------------------------------------------------------------------------------------
27      25        1               16      MOUSE DEXXA 1995                                              #20
-----------------------------------------------------------------------------------------------------------------------------------
29       9        1               16      MOUSE DEXXA LC2541010112                                      #20
-----------------------------------------------------------------------------------------------------------------------------------
26      31        1               16      MOUSE LOGITECH #LU269004814                                   #18
-----------------------------------------------------------------------------------------------------------------------------------
28      20        1               16      MOUSE MICROSOFT 2.0A                                          #20
-----------------------------------------------------------------------------------------------------------------------------------
25      27        2               16      MOUSE MICROSOFT 2.0A #06314477                                #13
-----------------------------------------------------------------------------------------------------------------------------------
16       3        1               16      NETWORK HOOKUP FOR LAPTOP                                     ROOM 2
-----------------------------------------------------------------------------------------------------------------------------------
21      30        1               16      OVERHEAD PROJECTOR 3M IMAGE SYSTEMS 2000 AG                   CONF. ROOM
-----------------------------------------------------------------------------------------------------------------------------------
19       9        1               16      PENTIUM COMPUTER                                              ROOM 19
-----------------------------------------------------------------------------------------------------------------------------------
23      36        1               16      POWER PROTECTOR                                               #17
-----------------------------------------------------------------------------------------------------------------------------------
20      17        1               16      PRINTER - HP LASER JET SERIES II                              ROOM 21
-----------------------------------------------------------------------------------------------------------------------------------
20       8        1               16      PRINTER - PANASONIC KXP2135 COLOR                             ROOM 21
-----------------------------------------------------------------------------------------------------------------------------------
39       1        1               16      PRINTER HP 1200C/PS #USA3B12015                               BULLPEN
-----------------------------------------------------------------------------------------------------------------------------------
39       2        1               16      PRINTER HP 1200C/PS #USA3C05700                               STORAGE
-----------------------------------------------------------------------------------------------------------------------------------
27       7        1               16      PRINTER HP LASERJET 4 PLUS #JPGX263825                        #18
-----------------------------------------------------------------------------------------------------------------------------------
23      13        1               16      PRINTER HP LASERJET 4 PLUS C2037A #JPGX227829                 #8
-----------------------------------------------------------------------------------------------------------------------------------
29      24        1               16      PRINTER HP LASERJET 4SI                                       #20
-----------------------------------------------------------------------------------------------------------------------------------
39       6        1               16      PRINTER HP4PLUS #JPGH024370                                   MARKETING
-----------------------------------------------------------------------------------------------------------------------------------
39       3        1               16      PRINTER HP4PLUS #JPGJ011235                                   BULLPEN
-----------------------------------------------------------------------------------------------------------------------------------
39       4        1               16      PRINTER HP4PLUS #JPGK077740                                   BULLPEN
-----------------------------------------------------------------------------------------------------------------------------------
39       5        1               16      PRINTER HP4PLUS #JPGK092652                                   BULLPEN
-----------------------------------------------------------------------------------------------------------------------------------
39       9        1               16      PRINTER HP4PLUS #JPGK227829                                   WORD PROCESSING
-----------------------------------------------------------------------------------------------------------------------------------
39       7        1               16      PRINTER HP4PLUS #JPGK263825                                   ESTIMATOR
-----------------------------------------------------------------------------------------------------------------------------------
39       8        1               16      PRINTER HP4PLUS #TBD                                          STORAGE
-----------------------------------------------------------------------------------------------------------------------------------
39      10        1               16      PRINTER HP4PSi #USDB346096                                    BULLPEN
-----------------------------------------------------------------------------------------------------------------------------------
39      11        1               16      PRINTER HP560C #US4C61C08T                                    STORAGE
-----------------------------------------------------------------------------------------------------------------------------------
39      14        1               16      PRINTER HP650C #TBD                                           STORAGE
-----------------------------------------------------------------------------------------------------------------------------------
39      13        1               16      PRINTER HP650C #USA4201952                                    CADD/GIS
-----------------------------------------------------------------------------------------------------------------------------------
39      12        1               16      PRINTER HPLASERJET 6P #TBD                                    STORAGE
-----------------------------------------------------------------------------------------------------------------------------------
39      15        1               16      PRINTER HPLASERJET II #TBD                                    WAREHOUSE
-----------------------------------------------------------------------------------------------------------------------------------
39      16        1               16      PRINTER HPLASERJET II #TBD                                    STORAGE
-----------------------------------------------------------------------------------------------------------------------------------
39      17        1               16      PRINTER HPLASERJET II #TBD                                    STORAGE
-----------------------------------------------------------------------------------------------------------------------------------
39      18        1               16      PRINTER HPLASERJET II #TBD                                    STORAGE
-----------------------------------------------------------------------------------------------------------------------------------
39      19        1               16      PRINTER HPLASERJET II #TBD                                    ZIA
-----------------------------------------------------------------------------------------------------------------------------------
39      20        1               16      PRINTER PANASONIC KX P2135                                    PO STATION
-----------------------------------------------------------------------------------------------------------------------------------
27       4        1               16      PRINTING CALCULATOR CASIO FR - 12155 #4235516                 #18
-----------------------------------------------------------------------------------------------------------------------------------
36      16        1               16      PRINTING CALCULATORS CANON P20-DX
-----------------------------------------------------------------------------------------------------------------------------------
15      18        1               16      PRO SYSTEMS COMPUTER                                          ROOM 1
-----------------------------------------------------------------------------------------------------------------------------------
16      11        1               16      PRO SYSTEMS COMPUTER                                          ROOM 5
-----------------------------------------------------------------------------------------------------------------------------------
20      11        1               16      PRO SYSTEMS COMPUTER                                          ROOM 21
-----------------------------------------------------------------------------------------------------------------------------------
20       2        1               16      PRO SYSTEMS PC                                                ROOM 21
-----------------------------------------------------------------------------------------------------------------------------------
31      27        1               16      RADIO PLAYER LABORATORY STANDARD                              #24
-----------------------------------------------------------------------------------------------------------------------------------
20      12        1               16      SAMSUNG MONITOR                                               ROOM 21
-----------------------------------------------------------------------------------------------------------------------------------
16      24        1               16      SCANNER (FLAT TOP) HP SCANJET IICX                            ROOM 7
-----------------------------------------------------------------------------------------------------------------------------------
40       3        1               16      SCANNER HP SCANJET II CX #3414A78321                          MARKETING
-----------------------------------------------------------------------------------------------------------------------------------
40       1        1               16      SCANNER SCANMAKER II #S59760110A                              GIS/CADD
-----------------------------------------------------------------------------------------------------------------------------------
15      15        1               16      SMALL COPY MACHINE - XEROX 7042 #E139751T                     ROOM 1
-----------------------------------------------------------------------------------------------------------------------------------
23      12        1               16      SMITH CORONA ELECTRIC TYPEWRITER #713541                      #8
-----------------------------------------------------------------------------------------------------------------------------------
21      15        1               16      SPECTRE MONITOR                                               RECEPTION
-----------------------------------------------------------------------------------------------------------------------------------
28      16        1               16      SPECTRE MONITOR 15"                                           #20
-----------------------------------------------------------------------------------------------------------------------------------
30      26        1               16      SURGE PROTECTOR                                               #23
-----------------------------------------------------------------------------------------------------------------------------------
40      10        1               16      TAPE BACKUP HP SURESTORE TAPE 5000 #TBD                       FILE SERVER
-----------------------------------------------------------------------------------------------------------------------------------
22      17        1               16      TEXAS INSTRUMENTS CALCULATOR TI-5032                          #4
-----------------------------------------------------------------------------------------------------------------------------------
27      26        1               16      TOSHIBA PHONE EXT 6520-H                                      #20
-----------------------------------------------------------------------------------------------------------------------------------
21      29        1               16      TV W/VCR BUILT IN 15" PANANSONIC W/REMOTE                     CONF. ROOM
-----------------------------------------------------------------------------------------------------------------------------------
30      27        1               16      TYPEWRITER IBM CORRECTING SELECTRIC III                       #23
-----------------------------------------------------------------------------------------------------------------------------------
31      17        1               16      UNION SURGE PROTECTOR                                         #24
-----------------------------------------------------------------------------------------------------------------------------------
                                          UNIT YOU PLUG LAPTOP INTO SO YOU CAN SEE MONITORE - ASE
24      17        1               16      TECHNOLOGIES D2 #C5525                                        #11
-----------------------------------------------------------------------------------------------------------------------------------
17       5        1               16      VIEWSONIC MONITOR W/EXT SPEAKER                               ROOM 7
-----------------------------------------------------------------------------------------------------------------------------------
18       8        1    T 800      16      XEROX 5150 COPY MACHINE                                       ROOM 12          52K312912
-----------------------------------------------------------------------------------------------------------------------------------
17      21        1               16      XEROX FAX MACHINE 7042                                        ROOM 7
-----------------------------------------------------------------------------------------------------------------------------------
16      26        1               16      ZIP DRIVE - IOMEGA ZIP 100                                    ROOM 7
-----------------------------------------------------------------------------------------------------------------------------------
17       8        1               17      9 BUTTON PHONE TOSHIBA                                        ROOM 7
-----------------------------------------------------------------------------------------------------------------------------------
16      14        1               17      9 BUTTON PHONE W/DISPLAY TOSHIBA                              ROOM 5
-----------------------------------------------------------------------------------------------------------------------------------
20       6        1               17      9 BUTTON PHONE W/DISP                                         ROOM 21
-----------------------------------------------------------------------------------------------------------------------------------
19       8        1               17      9 BUTTON PHONE W/DISP                                         ROOM 19
-----------------------------------------------------------------------------------------------------------------------------------
19      23        1               17      9 BUTTON PHONE W/DISPLAY                                      ROOM 19
-----------------------------------------------------------------------------------------------------------------------------------
15      20        1               17      9 BUTTON PHONE W/DISPLAY TOSHIBA                              ROOM 1
-----------------------------------------------------------------------------------------------------------------------------------
16      27        1               17      9 BUTTON PHONE W/DISPLAY TOSHIBA                              ROOM 7
-----------------------------------------------------------------------------------------------------------------------------------
14      15        2               17      9 BUTTON PHONES TOSHIBA                                       UPSTAIRS
===================================================================================================================================

15 Pages

                                   EXHIBIT A



                                              GRP
  PG       #        QTY        ITEM NO.      CODE                DESCRIPTION                  LOCATION      COMMENTS
  --      --        ---        --------      ----      ---------------------------------      --------      --------
  19      17         1                        17       9 BUTTON TOSHIBA PHONE                  ROOM 19
  19      33         1                        17       9 BUTTON TOSHIBA PHONE                  ROOM 19
  20      19         1                        17       9 BUTTON TOSHIBA PHONE                  ROOM 21
  18      27         1                        17       9 BUTTON TOSHIBA PHONE (WHITE)          ROOM 12
  20      23         1                        17       9 BUTTON TOSHIBA PHONE W/DISP           ROOM 21
  20      31         1                        17       9 BUTTON TOSHIBA PHONE W/DISP           ROOM 21
  17      20         1                        17       9 BUTTON TOSHIBA PHONE W/DISP.          ROOM 7
  19       5         1                        17       9 BUTTON TOSHIBA PHONE W/DISP.          ROOM 19
  15      35         1                        17       9 BUTTON TOSHIBA PHONE W/DISPLAY        ROOM 2
  18      20         1                        17       9 BUTTON TOSHIBA PHONE W/DISPLAY        ROOM 12
  28      15         1                        17       CELL PHONE MOTOROLA                     #20
  19      21         1                        17       NEXTEL BATTERY                          ROOM 19
  18       7         1                        17       NEXTEL CHARGER                          ROOM 10
  19      20         1                        17       NEXTEL CHARGER                          ROOM 19
  15      26         4                        17       NEXTEL CHARGERS                         ROOM 1
  15      27         1                        17       NEXTEL MOTOROLA CELL PHONE              ROOM 1
  15      28         1                        17       NEXTEL PHONE BATERY                     ROOM 1
  17      22         1                        17       PHONE 9 BUTTON TOSHIBA W/DISP.          ROOM 7
  18       1         1                        17       TOSHIBA 9 BUTTON PHONE                  ROOM 10
  34      28         1                        17       TOSHIBA PHONE
  36      15         1                        17       TOSHIBA PHONE
  21       3         1                        17       TOSHIBA PHONE EKT6020-H                 RECEPTION
  26      24         1                        17       TOSHIBA PHONE EKT6020-H                 #18
  23      28         1                        17       TOSHIBA PHONE EKT6025-H                 #17
  29      14         1                        17       TOSHIBA PHONE EKT6025-H                 #20
  29      23         1                        17       TOSHIBA PHONE EKT6025-H                 #20
  29      29         1                        17       TOSHIBA PHONE EKT6025-H                 #20
  30      19         1                        17       TOSHIBA PHONE EKT6025-H                 #23
  30      25         1                        17       TOSHIBA PHONE EKT6025-H                 #23
  30      30         1                        17       TOSHIBA PHONE EKT6025-H                 #23
  27       2         1                        17       TOSHIBA PHONE EKT6025-SD                #18
  28       6         1                        17       TOSHIBA PHONE EKT6025-SD                #20
  27      32         1                        17       TOSHIBA PHONE EKT6020-H                 #20
  30      29         1                        17       TOSHIBA PHONE EKT6020-H                 #23
  30      32         1                        17       TOSHIBA PHONE EKT6020-H                 #23
  21       7         1                        17       TOSHIBA PHONE EKT6520-SD                RECEPTION
  21      24         1                        17       TOSHIBA PHONE EKT6520-SD                CONF. ROOM
  22      10         1                        17       TOSHIBA PHONE EKT6520-SD                #3
  22      16         1                        17       TOSHIBA PHONE EKT6520-SD                #4
  22      32         1                        17       TOSHIBA PHONE EKT6520-SD                #6
  23      16         1                        17       TOSHIBA PHONE EKT6520-SD                #8
  24      27         1                        17       TOSHIBA PHONE EKT6520-SD                #11
  25       3         1                        17       TOSHIBA PHONE EKT6520-SD                #11
  25      16         1                        17       TOSHIBA PHONE EKT6520-SD                #13
  26      17         1                        17       TOSHIBA PHONE EKT6520-SD                #18
  26      30         1                        17       TOSHIBA PHONE EKT6520-SD                #18
  28      34         1                        17       TOSHIBA PHONE EKT6520-SD                #20
  29      18         1                        17       TOSHIBA PHONE EKT6520-SD                #20
  30       8         1                        17       TOSHIBA PHONE EKT6520-SD                #22
  21       8         1                        17       TOSHIBA TRANSFER SET HDSS6560           RECEPTION
  2        7         1          T103          99       CARGO VAN - 1995 FORD E350;
                                                         VIN 1FTHE24H4SHC16664
  2        9         1          T105          99       CARGO VAN - 1996 FORD AEROSTAR;
                                                         VIN 1FTDA14UXTZA48252
  2       12         1          T108          99       CLARK FORKLIFT (WAREHOUSE USE);
                                                         SERIAL #5978
                     2                        99       FLATBED TRAILERS
  2       13         1          T109          99       MIGHTY MOVER FLAT TRAILER W/1100
                                                         GALLON TANK
  2        5         1          T100          99       SERVICE TRUCK - 1987 NISSAN
                                                         FLATBED WITH LIFTGATE;
                                                         VIN JN6HD15H3HW000852
                     1          T113          99       SERVICE TRUCK - 1995 CHEVY C25 HD;
                                                         VIN 1GCGC29F3SE236592
                     1          T112          99       SERVICE TRUCK  - 1995 CHEVY C25 HD;
                                                         VIN 1GCGC29K3SE235102
  2       11         1          T107          99       SERVICE TRUCK -1995 F350 STAKEBED;
                                                         VIN 1FDLF47FXSEA72211
  2       10         1          T106          99       SERVICE TRUCK - 1996 CHEVY PICK-UP;
                                                         VIN 2GCEC19W5T1117639
                     1          P104          99       SERVICE TRUCK - 1996 FORD STAKEBED;
                                                         VIN 1FDLF47F5TEB58821
                     1          P101          99       SERVICE TRUCK - 1997 FORD F250 HD;
                                                         VIN 1FTHX25F6VEA39080
                     1          T111          99       SERVICE TRUCK - F250;
                                                         VIN 1FTHF26H1PLA75728
  2        8         1          T104          99       WELL DEVELOPMENT RIG - 1995 FORD
                                                         F350 W/TOOLS; VIN 1FDJF37FXSEA00992
           4         1                                 115 VAC GRUNDFOS POWER CONVERTER        DENVER       DENVER OFFICE
           2         1                                 150 FT GRUNDFOS REDIFLOW SAMPLING
                                                         PUMP W/PORTABLE REEL & ACCESSORIES    DENVER       DENVER OFFICE
           3         1                                 200 FT GRUNDFOS REDIFLOW SAMPLING
                                                         PUMP W/PORTABLE REEL & ASSECCORIES    DENVER       DENVER OFFICE
           5         1                                 200 FT WATER-LEVEL TAPE                 HOE CREEK    HOE CREEK SITE
           5         1                                 230 VAC GRUNDFOS POWER CONVERTER        DENVER       DENVER OFFICE
           4         1                                 3 METER CONNECTION CABLE FOR
                                                         REDOX PROBE                           DENVER       DENVER  - SITE 67 (FUDS)
           4         1                                 81" X 12" UTILITY TRAILER               HOE CREEK    HOE CREEK SITE
                     1          T734                   AIREX VAPOR EXTRACTION
                                                         SYSTEM RETOX #8                                    1M9FM1932M1261099

15 Pages                              EXHIBIT A

====================================================================================================================================
                         GRP
Pg   #   QTY   ITEM NO.  CODE                       DESCRIPTION                             LOCATION                 COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
     3    1                     ANSWERING MACHINE                                           HOE CREEK        HOE CREEK SITE
------------------------------------------------------------------------------------------------------------------------------------
                                CATALYTIC COMBUSTION 3000 SCFM CATALYTIC OXIDIZER W/
          1    T719             SCRUBBER SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
     5    1                     CONDUCTIVITY METER W/KIT                                    DENVER           DENVER - SITE 67 (FUDS)
------------------------------------------------------------------------------------------------------------------------------------
          1    T500             COYNE 60" 300 CU AIR BOTTLE                                                  A-1786301Y
------------------------------------------------------------------------------------------------------------------------------------
     6    1                     DISSOLVED OXYGEN METER W/KIT                                DENVER           DENVER - SITE 67 (FUDS)
------------------------------------------------------------------------------------------------------------------------------------
     8    1                     EZLOAD II-L/S PUMPHEAD                                      DENVER           DENVER - SITE 67 (FUDS)
------------------------------------------------------------------------------------------------------------------------------------
     1    1                     FAX                                                         HOE CREEK        HOE CREEK SITE
------------------------------------------------------------------------------------------------------------------------------------
          1    T700             FOXBORO OIL IN WATER ANALYZER                                                IFF-A-B
------------------------------------------------------------------------------------------------------------------------------------
          1    T701             FOXBORO ORGANIC VAPOR ANALYZER                                               A22259
------------------------------------------------------------------------------------------------------------------------------------
     1    1                     HATCH TURBIDITY 2100P METER                                 DENVER           DENVER OFFICE
------------------------------------------------------------------------------------------------------------------------------------
          1    P707             INDUST SCI                                                                   9107064014
------------------------------------------------------------------------------------------------------------------------------------
     1    1                     IN-LINE FLOW CELL W/CASE & ACCESSORIES                      DENVER           DENVER SITE -67 (FUDS)
------------------------------------------------------------------------------------------------------------------------------------
          1    P401             KATOLITE ACME                                                                9111
------------------------------------------------------------------------------------------------------------------------------------
     6    2                     MICROWAVE OVENS                                             HOE CREEK        HOE CREEK SITE
------------------------------------------------------------------------------------------------------------------------------------
     9    1                     MODULAR BATTERY & CHARGER                                   DENVER           DENVER - SITE 67 (FUDS)
------------------------------------------------------------------------------------------------------------------------------------
          1    T706             MSA LEL METER 360                                                            288011
------------------------------------------------------------------------------------------------------------------------------------
          1    T708             MSA LEL METER 360
------------------------------------------------------------------------------------------------------------------------------------
          1    T704             ORION CONDUCTIVITY METER                                                     31304070
------------------------------------------------------------------------------------------------------------------------------------
          1    T707             ORS OIL/WATER INTERFACE PROBE                                                9515141
------------------------------------------------------------------------------------------------------------------------------------
     2    2                     PH/REDOX METERS W/KIT                                       DENVER           DENVER - SITE 67 (FUDS)
------------------------------------------------------------------------------------------------------------------------------------
     2    1                     PHONE                                                       HOE CREEK        HOE CREEK SITE
------------------------------------------------------------------------------------------------------------------------------------
          1    T802             QUEBEC COLONY COUNTER                                                        12847
------------------------------------------------------------------------------------------------------------------------------------
     3    1                     REDOX PROBE W/PLUG HEAD                                     DENVER           DENVER - SITE 67 (FUDS)
------------------------------------------------------------------------------------------------------------------------------------
          1    T110             RSI IC ENGINE VAPOR EXTRACTION                                               2966
------------------------------------------------------------------------------------------------------------------------------------
     7    1                     SERIES II AC-DC GEOPUMP W/KIT                               DENVER           DENVER - SITE 67 (FUDS)
------------------------------------------------------------------------------------------------------------------------------------
          1    T703             SOLINST INTERFACE PROBE                                                      17124
------------------------------------------------------------------------------------------------------------------------------------
          1    T711             SRI GAS CHROMATOGRAPH AUTO SAMPLER
------------------------------------------------------------------------------------------------------------------------------------
          1    T718             STEALTH FIRECAT 250 SCFM THERMAL/CATALYTIC OXIDIZER                          00394
------------------------------------------------------------------------------------------------------------------------------------
          1    T724             STEALTH FIRECAT 500 ELECTRIC THERMAL OXIDIZER                                00275
------------------------------------------------------------------------------------------------------------------------------------
          1    T717             STEALTH FIRECAT 500 SCFM THERMAL OXIDIZER                                    00364
------------------------------------------------------------------------------------------------------------------------------------
          1    T720             STEALTH INDUSTRIES 70 GPM WATER TREATMENT TRAILER                            00291/1T9FM183S1441
------------------------------------------------------------------------------------------------------------------------------------
          1    T702             THERMO ENVIRONMENTAL ORGANIC VAPOR MONITOR                                   580B-33156-245
------------------------------------------------------------------------------------------------------------------------------------
          1    T710             TSI VELOCITY METER                                                           410015
------------------------------------------------------------------------------------------------------------------------------------
          1    T727             WHITE HORSE TECHNOLOGIES 5000 SCFM CATALYTIC OXIDIZER
====================================================================================================================================

                                    EXHIBIT B

                               (ASSUMED CONTRACTS)




Pre-Placed Remedial Action Contract (PRAC)                                   DACA45-97-D-0022
Worldwide Full Service Environmental Remedial Actions                        F41624-97-D-8010
Seattle MARC Contract                                                        DACW67-99-D-1008
METRIC Contract                                                              F04699-97-D-0024
Stone and Webster TERC Subcontract
Foster Wheeler South West Division RACII Subcontract
Montgomery Watson AFCEE Subcontract
Lasmo Oil & Gas Contract
KDC-OC, LLC (Koll) Contract
GATX Contract
Paramount Petroleum Contract
Coastal Corp./Pacific Refinery Co./Gaffey
Street Venture, LLC
Georgia Pacific
City of Coachella
Solutia Inc.
Landbank
Overton, Moore & Assoc.
Mar General
BNSF Railway
Ameripride Services, Inc.
Fletcher
Golden West Refining Co.
Cole
CH2M Hill
Mar General Contracting
Golden West Refining Co.
Other Government Contracts and clients, if any--as mutually agreed prior to closing

                                    EXHIBIT C

                               (ACCRUED VACATION)

                                  See Attached

                                   EXHIBIT C
                               ACCRUED VACATION*


VACATION BALANCE AS OF PAYROLL DATE 3/3/2000 (W/E 2/27/2000)

                      HOURLY    VAC BALANCE    LIABILITY        VACATION ACCRL
NAME                   RATE        (HOUR)        AMOUNT           PER PAYROLL
----                  ------    -----------    ---------       ----------------
BEDOY, DARRYL         23.39        49.56      $1,159.21                 3.08
COOPER, MONICA        34.14       178.04       6,078.29                 4.62
COTTON, MAUREEN       42.50       136.42       5,797.85                 4.62
DADPOUR, BEHROUZ      32.21        29.76         958.57                 3.08
EDMUND, WILLIAM       29.77        15.90         473.34                 4.62
FINK, ED              18.36         3.40          62.42           TERMINATED
GILBERT, KEITH        28.12       124.13       3,490.54                 4.62
GLAZER, GEORGE        47.04       148.60       6,990.14                 4.62
IKEMOTO, WILLIAM      21.59         1.84          39.73                 3.08
ISLAS, MICHELLE       19.81        90.46       1,792.01                 3.08
MANNING, BRIAN        35.63        65.68       2,340.18                 3.08
MASSOUD, GHOLAMREZA   23.88       280.99       6,710.04                 6.15
MAYEKAWA, GLEN        38.42       245.96       9,449.78                 4.62
MCMULLEN, PAT         40.87        41.32       1,688.75                 3.08
MEYER, ROBERT         27.00        21.72         586.44                 3.08
MITCHELL, STEVEN      20.00        67.72       1,354.40                 4.62
NUSENOW, MATTHEW      35.00        99.52       3,483.20                 3.08
OGG, RANDY            30.70        25.52         783.48                 3.08
SALCEDO, VICTOR       24.04       343.21       8,250.77                 6.15
SCHMIDT, MICHAEL      28.85        30.24         872.42                 3.08
SMITH, KEVIN          15.20         9.16         139.23                 3.08
SMITH, MARY PAT       24.81       103.06       2,556.92                 4.62
SONES, PAUL           37.50        42.10       1,578.75                 4.62
STRADER, TOM          24.44        25.66         627.13                 3.08
TODD, LINDA           13.00        83.28       1,082.64                 3.08
                               ---------     ----------
    TOTAL                       2,263.25     $68,346.22

* Data will be upated as of the day of closing.

                                    EXHIBIT D

                      (EMPLOYEES WITH CONTINUED EMPLOYMENT)


Bedoy, Darryl R.                 Proposal Coordinator

Bishop, Everett                  Casual, O&M Operator

Bishop, Judy                     Casual, O&M Operator

Bohn, Ed, R.G.                   Casual

Cawood, Felix                    Casual - Laborer

Cooper, Monica A.                Manager of Marketing

Cotton, Maureen K.               Director, Marketing

Dadpour, Behrouz                 Engineer

Edmund, William C.               Staff Geologist

Fink, Ed                         Site Superintendent/Operator

Franklin, Waleed T.              Casual - Laborer

Fula, Luis                       Casual Laborer

Gilbert, Keith                   Staff Geologist

Glazer, George D.                Regional Manager

Green, Andre A.                  Casual - Environmental Technician

Ikemoto, William R.              Cadd Operator/Draftsman

Islas, Michelle L.               Office Manager

Johnson, James E.                Casual - Technician

Manning, Brian A.                Estimator

Mason, Robert A.                 Casual - Laborer

Massoud, Gholamreza              Staff Engineer

Mayekawa, Glen S.                Manager of Safety

McMullen, Pat                    Marketing, Manager

Meyer, Robert                    Superintendent

Mitchell, Steven                 Construction Foreman

Munoz, Laura                     Contract - Word Processing

Nusenow, Matthew J.              Engineering Manager

Ogg, Randy T.                    Project Manager

Porter, Jeffrey S.               Casual - Environmental Technician

Roberts, Eli                     Casual, Equipment Operator

Salcedo, Victor                  Senior Geologist

Schmidt, Michael                 Project Manager

Smith, Kevin N.                  Facilities Manager

Smith, Mary Pat                  Technical Editor

Sones, Paul R.                   Senior Project Manager

Strader, Tom                     Superintendent

Todd, Linda                      Field Secretary

Wilson, Lawrence T.              Casual - Laborer

Wing, Chris J.                   Casual - Equipment Operator

In addition to the above named employees, CAPE requests access to Tim Cooper, Site Superintendent and Charles Cullina, Site Superintendent and possibly other CET staff needed to complete short term projects on a subcontract basis. CAPE will also attempt to provide subcontract employee support to CET on an as needed--as available basis.

                                    EXHIBIT E

                           (NON-COMPETITION AGREEMENT)

                                  See attached

                            NON-COMPETITION AGREEMENT

                                     BETWEEN


                        CET ENVIRONMENTAL SERVICES, INC.

                                       AND


                       CAPE ENVIRONMENTAL MANAGEMENT, INC.
                        DATED AS OF _________ ____, 2000

                            NON-COMPETITION AGREEMENT

         This Non-Competition Agreement (this "Agreement") is effective as of this ____ day of _________, 2000, by and between Cape Environmental Management, Inc., a Georgia corporation ("Buyer"), and CET Environmental Services, Inc., a California corporation ("Seller").

                                    RECITALS

         WHEREAS, Seller is engaged in the business of environmental remediation (the "Business");

         WHEREAS, Seller has agreed to transfer to Buyer and Buyer has agreed to acquire from Seller, as permitted by and in accordance with applicable law, certain public and private Environmental remediation contracts entered into by Seller in the ordinary course of Seller's Business; and

         WHEREAS, pursuant to the Asset Purchase Agreement between Buyer and Seller dated March _____, 2000 (the "Asset Purchase Agreement"), Seller has agreed to sell and Buyer has agreed to purchase all those assets of Seller involved in the performance of such contracts, and to hire those employees of Seller who are involved in the performance of such contracts, on the terms and subject to the conditions of the Asset Purchase Agreement; and

         WHEREAS, Buyer requires assurances that Seller will not re-enter the market and compete with Buyer for the Business Seller sold to Buyer;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants in this Agreement, the sufficiency of which the Seller and Buyer hereby acknowledge, Buyer and Seller agree as follows:

                              TERMS AND CONDITIONS

         1. Definition of Terms. Each capitalized term used in this Agreement shall, unless otherwise defined, have the meaning provided in the Asset Purchase Agreement. In addition, the capitalized terms set forth below shall have the meanings assigned such terms as follows:

          (a) "Department of Defense" shall mean the United States Department of Defense, its successors and assigns.

          (b) "Scheduled Customers" shall mean the customers listed on Schedule 1 attached hereto and made a part hereof.

          (c) "Southern California" shall mean that portion of the State of California that is situated south of the latitude that passes through the northernmost point on the north boundary of the city of San Luis Obispo.

          (d) "Subordinate Unit" shall mean any subdivision, department, district, agency or other component organization within or under the regulatory authority of the Department of Defense, their successors and assigns.

          (e) "Unscheduled Customers" shall mean all customers that are not Scheduled Customers, the Department of Defense or any Subordinate Unit.

         2. Term. Unless otherwise specified in this Agreement, this Agreement shall commence at the Closing (as defined in the Asset Purchase Agreement) and continue through a term of four (4) years (the "Term");

         3. Agreement Not to Compete. Seller will not, directly or indirectly, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be associated with, or in any manner connected with, lend Seller's name or any similar name to, lend Seller's credit to, or render services or advice to, any business whose environmental remediation services, products or activities are similar to those provided by Buyer on the date of Closing:

          (a) anywhere in the United States in the case of any such business that competes for contracts or work from the Department of Defense or any Subordinate Unit, except pursuant to an unsolicited contract with a third party that is under contract with the Department of Defense or any Subordinate Unit, provided that before entering into any such contract Seller shall first advise Buyer of the proposed contract and shall obtain Buyer's prior written consent to enter into such contract. Buyer agrees not to unreasonably withhold such consent unless Buyer has decided to pursue the work covered by such contract or to pursue other work with the Department of Defense or Subordinate Unit that is party to such contract;

          (b) anywhere in the State of California in the case of any business that competes for contracts or work from the Scheduled Customers; and

          (c) anywhere in Southern California (but only for a period of twelve months after the Closing) in the case of any business that competes for contracts or work from Unscheduled Customers;

provided, however, that Seller may purchase or otherwise acquire up to (but not more than) one percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934. For purposes of the foregoing, Seller and Buyer agree that any business will be deemed competitive with Buyer's business if its services, products or activities are the same as, or similar to, those services, products or activities as were furnished by Seller pursuant to the Assumed Contracts (as defined in the Asset Purchase Agreement). Notwithstanding the foregoing, Seller may continue to perform its obligations under the following Contracts:

               (i)   Contracts with the U.S. Environmental Protection Agency;

               (ii)  Contracts with Remediation Financial, Inc.;

               (iii) Contracts with Signal Hill Petroleum; and

               (iv) Other Contracts in existence as of the Closing Date which are not Assumed Contracts

         In addition, Seller may enter into renewals or extensions of the Contracts listed in subsections (i), (ii), and (iii) above, or enter into new agreements to provide any services to the persons listed in subsections (i),
(ii), and (iii) above, without being in violation of this covenant. Seller agrees that this covenant is reasonable with respect to its duration, geographical area, and scope.

         4. Mutual Nonsolicitation. For one (1) year following the Closing, without the other party's prior written approval, each party shall not: (i) employ or attempt to employ any person who is currently employed by the other party or any of its affiliates or otherwise, directly or indirectly, interfere with or disrupt any employment relationship (contractual or other) of the other party or any of its affiliates, (ii) request, advise, or induce any present or potential customer, supplier, or other person having a business relationship with the other party or any of its affiliates to cancel, curtail, or otherwise change such business relationship, or (iii) criticize or disparage in any manner or by any means (whether written or oral, express or implied) the business of the other party, or any of its affiliates, or any aspect of the management, policies, operations, practices, decisions, personnel, products, or business of any of them.

         5. Remedies. The parties acknowledge that the provisions in Sections 3 and 4 are a substantial inducement to the parties in entering into the Asset Purchase Agreement and consummating the transactions contemplated in this Agreement. The parties also acknowledge and agree that this Section 5 is reasonable and necessary to ensure that the parties receive the expected benefits of acquiring the Business, and that violation of Sections 3 and 4 will irreparably and immediately harm the parties to such an extent that monetary damages alone would be an inadequate remedy. Accordingly, the parties agree that each party shall, in addition to and not in lieu of its other rights and remedies, be entitled to: (a) injunctive relief to prevent a breach and compel specific performance of this Agreement, and (b) an extension of the Term of this Agreement for the period of time equal to the length of the breach. If any provision or application of this Section 5 is held unlawful or unenforceable in any respect, this Section 5 shall be construed in a manner that renders it lawful and enforceable to the fullest extent possible.

         6. Representations and Additional Agreements. The parties hereby represent and agree as follows:

          (a) Each party is an entity in good standing in its jurisdiction of formation and has full power and authority to enter into this Agreement and is able to perform its obligations under this Agreement;

          (b) Each party has fully executed and delivered this Agreement, and the provisions of this Agreement are valid and binding obligations and agreements, enforceable against them in accordance with their terms;

          (c) Each party has sought and received independent advice from counsel of its own selection in connection with this Agreement and have not relied to any extent on any member, manager, officer, director, or shareholder of, or counsel to the other party in deciding to enter into this Agreement; and

          (d) Each party is relying on the other party's execution and delivery of this Agreement as a basis for entering into the Asset Purchase Agreement.

         7. Indemnification. Each party ("Indemnifying Party") agrees to indemnify the other party ("Indemnified Party") and hold the Indemnified Party's members, managers, officers, directors, shareholders, and assignees harmless from and against any and all liabilities, damages, losses, costs, and expenses (including, but not limited to, reasonable fees of attorneys and other professionals actually incurred) arising out of or resulting from any breach or non-performance by the Indemnifying Party of any representation, agreement, or covenant made in this Agreement.

         8. Entire Agreement. This Agreement and the Asset Purchase Agreement contain the entire understanding and agreement between the parties and supersede all prior negotiations, understandings, and agreements between the parties.

         9. Assignments. No party to the Agreement shall assign the Agreement without the written consent of the other party; provided, however, that Buyer may, without obtaining Seller's consent, assign this Agreement and all Buyer's rights hereunder to any purchaser of all or substantially all of Buyer's assets or to any successor of Buyer by merger, consolidation or other acquisitive reorganization.

         10. Severance. If any term of this Agreement shall be invalid or unenforceable, the remainder of this Agreement and any other application of such terms shall not be affected.

         11. Successors. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties.

         12. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original, but all of which shall constitute one instrument.

         14. Amendments and Waivers. This Agreement may be amended, waived, or terminated only by an instrument in writing signed by all the parties.

         15. Governing Law. This Agreement shall be interpreted and enforced pursuant to the laws of the State of Georgia.

         16. Notices. All notices and other communications provided for in this Agreement shall be in writing and delivered personally, by overnight delivery, by facsimile, or sent by registered or certified mail, postage prepaid, as follows:

          (a)  To the Seller:      President
                                   CET Environmental Services, Inc.
                                   7032 South Revere Parkway
                                   Englewood, Colorado 80112

               with a copy to:     William J. Campbell, Esq.
                                   Faegre & Benson LLP
                                   2500 Republic Plaza
                                   370 17th Street
                                   Denver, Colorado 80202

          (b)  To the Buyer:       President
                                   Cape Environmental Management, Inc.
                                   2302 Parklake Drive NE, Suite 200
                                   Atlanta, Georgia 30345-2907

               With a copy to:     Charles E. Roberts, Esq.
                                   McGuire Woods Battle & Boothe LLP
                                   Suite 2200, Marquis Two Tower
                                   285 Peachtree Center Avenue, NE
                                   Atlanta, Georgia 30303-1234

         17. Jurisdiction: Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Georgia, County of DeKalb, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Georgia, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.


                                   BUYER:
                                   CAPE ENVIRONMENTAL MANAGEMENT, INC.


                                   By:
                                       -------------------------------
                                   Print Name:
                                               -----------------------
                                   Title:
                                          ----------------------------

                                   SELLER:


                                   CET ENVIRONMENTAL SERVICES, INC.


                                   By:
                                       -------------------------------
                                   Print Name:
                                               -----------------------
                                   Title:
                                          ----------------------------

                                   SCHEDULE 1

                               SCHEDULED CUSTOMERS


 1.            Coastal Corp./Pacific Refinery Co./Gaffey
               Street Venture, LLC

 2.            Georgia Pacific

 3.            City of Coachella

 4.            Solutia Inc.

 5.            Landbank

 6.            Overton, Moore & Assoc.

 7.            Mar General

 8.            BNSF Railway

 9.            Ameripride Services, Inc.

10.            Fletcher

11.            Golden West Refining Co.

12.            Cole

13.            CH2M Hill

14.            Mar General Contracting

15.            Golden West Refining Co.

16.            Lasmo Oil & Gas

17.            KDI-OC, LLC (Koll)

18.            GATX

19.            Paramount Petroleum

                                    EXHIBIT F

                                 (BILL OF SALE)


                                  See attached

                                  BILL OF SALE

         This BILL OF SALE is entered into as of March __, 2000, by and between Cape Environmental Management, Inc., a Georgia corporation (the "Buyer") and CET Environmental Services, Inc., a California Corporation ("Seller").

         1. DEFINED TERMS. All capitalized terms used in this Bill of Sale shall have the same meanings given to the terms in the Asset Purchase Agreement, dated March ____, 2000 (the "Agreement"), by and between Buyer and Seller unless otherwise expressly defined in this Bill of Sale.

         2. ASSET PURCHASE AGREEMENT. This Bill of Sale is made pursuant to the Agreement and is subject to every agreement, representation, warranty, indemnification, covenant, and provision contained in the Agreement.

         3. TRANSFER OF ASSETS AND WARRANTY OF TITLE. For good and valuable consideration in hand paid to Seller as set forth in the Agreement, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, conveys, transfers, and assigns to Buyer all of Seller's right, title, and interest in the Assets. Seller hereby warrants and confirms to Buyer that: (a) the Equipment is physically located at [LOCATION OF EQUIPMENT] on the date hereof; (b) Seller has the right, power and authority to convey all of the Assets; and (c) that the Assets conveyed herein are free and clear of all liens, claims, security interests and Encumbrances. Seller covenants and binds its successors and assigns to warrant and defend the title to the Assets to Buyer, its successors and assigns, forever, against the lawful claims of all persons.

         4. SELLER'S DISCLAIMER. Seller sells, conveys, transfers and assigns the Equipment to Buyer "AS IS, WHERE IS, AND WITH ALL FAULTS." Seller specifically disclaims and excludes any promises or warranties, express or implied, regarding the condition, quality, or operating characteristics of the Equipment, or as to any prior use of the Equipment, including any implied warranty of merchantability or fitness for a particular purpose. Notwithstanding Seller's disclaimer of warranties, Seller does hereby sell, convey, transfer and assign to Buyer any and all manufacturer's warranties and other express warranties relating to the Equipment.

         Buyer acknowledges that Seller is not a dealer in goods such as the Equipment, that Seller does not have, or hold itself out as having, any knowledge or skill peculiar to the Equipment involved in this transaction, and that the Buyer has determined to purchase the Equipment upon the basis of the Buyer's own judgment, relying upon such inspection of the Equipment as the Buyer may have seen fit fo make prior to the issuance of this Bill of Sale. Buyer assumes all risks as to the condition, quality and operating characteristics of the Equipment and hereby waives, to the fullest extent permitted under applicable law, any and all rights, claims, and causes of action that Buyer may have against the Seller relating to condition, quality or operating characteristics of the Equipment under or based upon any federal, state, local, or foreign law, ordinance, rule, or regulation or any principle of equity.

         5. FURTHER ASSURANCES. The parties agree to cooperate by performing any further action the other party may reasonably request to complete the sale, conveyance, transfer, and assignment of the Assets to Buyer.

         6. NO AMENDMENT; CONFLICT WITH PURCHASE AGREEMENT. This Bill of Sale is intended to implement the provisions of the Agreement and shall not be construed to enhance, extend or limit the rights or obligations of the parties thereunder. To the extent any provision of this Bill of Sale is inconsistent with the Agreement, the provisions of the Agreement shall control.

         7. SUCCESSORS AND ASSIGNS. This Bill of Sale shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

         8. GOVERNING LAW. This Bill of Sale shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles of the state.

         9. AUTHORIZATION TO EXECUTE BILL OF SALE. The person executing this Bill of Sale on behalf of Seller warrants and represents that he is duly authorized to do so on behalf of Seller. The person executing this Bill of Sale on behalf of Buyer warrants and represents that he is duly authorized to do so on behalf of Buyer.

         10. COUNTERPARTS. This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed and delivered this Bill of Sale effective as of the above date.

SELLER:                                 BUYER:

CET ENVIRONMENTAL SERVICES, INC.        CAPE ENVIRONMENTAL MANAGEMENT, INC.



By:                                     By:
   ----------------------------             ------------------------------
Print Name:                             Print Name:
           --------------------                     ----------------------
Title:                                  Title:
       ------------------------                ---------------------------